                                                              APRIL 28, 2008

METLIFE ASSET BUILDER(R) VARIABLE ANNUITY CONTRACTS ISSUED

BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group MetLife Asset Builder contracts for deferred variable annuities ("Deferred Annuities").

--------------------------------------------------------------------------------
You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Deferred Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through the Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.

                  AMERICAN FUNDS(R)
AMERICAN FUNDS BOND         AMERICAN FUNDS GROWTH
AMERICAN FUNDS GLOBAL       AMERICAN FUNDS GROWTH-
SMALL CAPITALIZATION        INCOME
                 MET INVESTORS FUND
AMERICAN FUNDS BALANCED     LORD ABBETT BOND
ALLOCATION                  DEBENTURE
AMERICAN FUNDS GROWTH       MET/AIM SMALL CAP GROWTH
ALLOCATION                  MET/FRANKLIN INCOME
AMERICAN FUNDS MODERATE     MET/FRANKLIN MUTUAL
ALLOCATION                  SHARES
BLACKROCK LARGE CAP CORE    MET/FRANKLIN TEMPLETON
CLARION GLOBAL REAL ESTATE  FOUNDING STRATEGY
CYCLICAL GROWTH AND INCOME  MET/TEMPLETON GROWTH
ETF                         MFS(R) RESEARCH
CYCLICAL GROWTH ETF         INTERNATIONAL
HARRIS OAKMARK              OPPENHEIMER CAPITAL
INTERNATIONAL               APPRECIATION
JANUS FORTY                 PIMCO INFLATION
LAZARD MID CAP              PROTECTED BOND
LEGG MASON PARTNERS         PIMCO TOTAL RETURN
AGGRESSIVE GROWTH           RCM TECHNOLOGY
LEGG MASON VALUE EQUITY     T. ROWE PRICE MID CAP
                            GROWTH
                  METROPOLITAN FUND
BLACKROCK AGGRESSIVE        METLIFE CONSERVATIVE
GROWTH                      ALLOCATION
BLACKROCK BOND INCOME       METLIFE CONSERVATIVE TO
BLACKROCK DIVERSIFIED       MODERATE ALLOCATION
BLACKROCK LARGE CAP VALUE   METLIFE MID CAP STOCK
BLACKROCK LEGACY LARGE CAP  INDEX
GROWTH                      METLIFE MODERATE
BLACKROCK STRATEGIC VALUE   ALLOCATION
DAVIS VENTURE VALUE         METLIFE MODERATE TO
FI LARGE CAP                AGGRESSIVE ALLOCATION
FI MID CAP OPPORTUNITIES    METLIFE STOCK INDEX
FI VALUE LEADERS            MFS(R) TOTAL RETURN
FRANKLIN TEMPLETON SMALL    MFS(R) VALUE
CAP GROWTH                  MORGAN STANLEY EAFE(R)
HARRIS OAKMARK FOCUSED      INDEX
VALUE                       NEUBERGER BERMAN MID CAP
JENNISON GROWTH             VALUE
JULIUS BAER INTERNATIONAL   OPPENHEIMER GLOBAL
STOCK                       EQUITY
LEHMAN BROTHERS(R)          RUSSELL 2000(R) INDEX
AGGREGATE BOND INDEX        T. ROWE PRICE LARGE CAP
LOOMIS SAYLES SMALL CAP     GROWTH
METLIFE AGGRESSIVE          T. ROWE PRICE SMALL CAP
ALLOCATION                  GROWTH
                            WESTERN ASSET MANAGEMENT
                            STRATEGIC BOND
                              OPPORTUNITIES
                            WESTERN ASSET MANAGEMENT
                            U.S. GOVERNMENT



Certain Portfolios have been subject to a name change. Please see Appendix D- "Additional Information Regarding the Portfolios".

HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 28, 2008. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 63 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
Annuities and Investment Operations
P.O. Box 14660
Lexington, KY 40512-4660
Attention: MetLife Asset Builder Unit
Toll Free Phone: (866) 438-6477

The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


 DEFERRED ANNUITIES
 AVAILABLE:
   - Non-Qualified

   - Traditional IRA

   - Roth IRA


 A WORD ABOUT INVESTMENT RISK:
 An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

   - a bank deposit or obligation;

   - federally insured or guaranteed; or

- endorsed by any bank or other financial institution.


                                 (METLIFE LOGO)

TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW...............................................   4
TABLE OF EXPENSES.............................................................   7
ACCUMULATION UNIT VALUES TABLES...............................................   14
METLIFE.......................................................................   15
METROPOLITAN LIFE SEPARATE ACCOUNT E..........................................   15
VARIABLE ANNUITIES............................................................   15
  A Deferred Annuity.........................................................    16
YOUR INVESTMENT CHOICES.......................................................   16
  Certain Payments We Receive with Regard to the Portfolios..................    21
DEFERRED ANNUITIES............................................................   22
  The Deferred Annuity and Your Retirement Plan..............................    22
  Automated Investment Strategies............................................    23
  Purchase Payments..........................................................    23
    Allocation of Purchase Payments...........................................   24
    Automated Purchase Payments...............................................   24
    Limits on Purchase Payments...............................................   24
  The Value of Your Investment...............................................    24
  Transfer Privilege.........................................................    25
  Access to Your Money.......................................................    28
    Systematic Withdrawal Program.............................................   28
    Minimum Distribution......................................................   29
  Charges....................................................................    29
    Separate Account Charge...................................................   29
    Investment-Related Charge.................................................   30
  Premium and Other Taxes....................................................    30
  Withdrawal Charges.........................................................    31
  Free Look..................................................................    31
  Death Benefit..............................................................    31
  Income Pay-Out Options.....................................................    33
  Income Payment Types.......................................................    34
  Minimum Size of Your Income Payment........................................    35
  Pay-Out Version I & Version II.............................................    35
  Pay-Out Version I
    The Value of Your Income Payments.........................................   35
    Reallocation Privilege....................................................   36
    Charges...................................................................   37
  Pay-Out Version II
    Withdrawal Option.........................................................   37
    How the Version II Income Pay-Out Option Differs from Other Income Pay-Out
     Options..................................................................   39

  Calculating Your Income Payments...........................................    40
    Initial Income Payment....................................................   40
    Subsequent Income Payments................................................   41
  Adjustment Factor..........................................................    41
    Investment Factor.........................................................   41
    Determining the Investment Factor.........................................   41
    Interest Factor...........................................................   42
    Determining the Interest Factor...........................................   42
    The Effect of the Adjustment Factor.......................................   42
  Reallocation Privilege.....................................................    43
  Charges....................................................................    44
    Withdrawal Processing Fee.................................................   44
GENERAL INFORMATION...........................................................   44
  Administration.............................................................    44
    Purchase Payments.........................................................   44
    Confirming Transactions...................................................   45
    Processing Transactions...................................................   45
     By Telephone or Internet.................................................   45
     After Your Death.........................................................   46
     Misstatement.............................................................   46
     Third Party Requests.....................................................   46
     Valuation -- Suspension of Payments......................................   46
  Advertising Performance....................................................    47
     Pay-In Phase.............................................................   47
     Pay-Out Phase Version I..................................................   47
     Pay-Out Phase Version II.................................................   48
  Changes to Your Deferred Annuity...........................................    49
  Voting Rights..............................................................    49
  Who Sells the Deferred Annuities...........................................    50
  Financial Statements.......................................................    52
  Your Spouse's Rights.......................................................    52
  When We Can Cancel Your Deferred Annuity...................................    53
INCOME TAXES..................................................................   53
LEGAL PROCEEDINGS.............................................................   62
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION.................   63
APPENDIX A PREMIUM TAX TABLE..................................................   64
APPENDIX B ACCUMULATION UNIT VALUES...........................................   65
APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES................................   82
APPENDIX D ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS....................   83




The Deferred Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ADJUSTMENT FACTOR

The adjustment factor for each investment division is used to calculate your income payment (as defined later). For each investment division, your current income payment is equal to the income payment as of the last valuation date multiplied by the adjustment factor. The adjustment factor is the result of multiplying the interest factor times the investment factor. Whether your income payment goes up or down depends on the current adjustment factor.

ANNUITY PURCHASE RATE

The annuity purchase rate is the dollar amount you would need to purchase an Income Annuity paying $1 per payment period. For example, if it would cost $50 to buy an annuity that pays you $1 a month for the rest of your life, then the annuity purchase rate for that life income annuity is $50.

The annuity purchase rate is based on the annuity income payment type you choose (which may include a withdrawal option), an interest rate, and your age, sex and number of payments remaining. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost you would incur if you were choosing the same income option you have in light of this updated information.

ANNUITY UNIT VALUE

With a variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. Generally, you, as the participant or annuitant, receive a certificate under the contract. In other cases, only the employer, plan trustee or other entity receives a contract, and the participant or annuitant does not receive a certificate under the contract. This document contains relevant provisions of your Deferred Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INTEREST FACTOR

The interest factor measures the effect of changes in the specified interest rate. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, the Met Investors Fund or the American Funds(R).

INVESTMENT FACTOR

The investment factor for each investment division measures the investment experience (after applicable charges and expenses) of that investment division compared to the specified interest rate in effect on the prior valuation date. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 866-438-6477.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in the Deferred Annuities.

SPECIFIED INTEREST RATE

The specified interest rate and the source of the rate are defined in your contract. The specified interest rate may differ among groups. The rate is based on market interest rates such as the yield on a 10 Year Treasury, LIBOR interest rate swap, corporate bond or some other measure of interest rates. We use it as the benchmark interest rate to determine your initial income payment and all future income payments. The higher the specified interest rate, the higher your initial variable income payment will be. The lower the specified interest rate, the lower your initial variable income payment will be, but subsequent variable income payments will increase more rapidly or decrease more slowly than if the specified interest rate were higher as changes occur in the specified interest rate and the actual investment experience of the investment divisions. We guarantee that we will not change the way we determine the specified interest rate or the date we choose to apply the rate to the interest factor calculation, except as stated next. We typically determine the rate on a monthly basis, but we may determine the rate either more or less often, in which case we will tell you in advance that we will be doing so. For any valuation date, we will use the designated rate. Should a rate become unavailable or if the selected rate is not published in the source as stated in your contract, we will use a readily available rate or a source that we consider most comparable.

VALUATION DATE

The day on which we calculate your income payment or process a reallocation request or determine contract value. A valuation date is a day the Exchange is open for regular trading. We value at the close of trading for the Exchange. The Exchange usually closes at 4 p.m. Eastern Time, but may close earlier or later.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or the participant or annuitant for whom money is invested under group arrangements.

TABLE OF EXPENSES -- METLIFE ASSET BUILDER DEFERRED ANNUITIES

The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes the charges you will pay at the time you purchase the Deferred Annuity, make withdrawals from your Deferred Annuity or make transfers between investment divisions. There are no fees for the Fixed Interest Account. The tables do not show premium and other taxes which may apply.

---------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchases...............................                       None
  Deferred Sales Load (as a percentage of the purchase payment
     funding the withdrawal during the accumulation period).....                       None
  Exchange Fee..................................................                       None
  Surrender Fee.................................................                       None
  Withdrawal Processing Fee During Pay-Out Phase(1).............    $95 for each withdrawal


1 IF YOU PURCHASED THE DEFERRED ANNUITY PRIOR TO MAY 1, 2004, WE MAKE AVAILABLE A WITHDRAWAL OPTION TO THE INCOME PAY-OUT OPTION UNDER THE DEFERRED ANNUITY. THIS OPTION IS DESCRIBED IN MORE DETAIL IN THE PROSPECTUS.

--------------------------------------------------------------------------------
The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee.......................................................  None
Transfer Fee..............................................................  None
The Deferred Annuity is not designed to permit market timing. Accordingly, we reserve the right to charge a transfer fee.



Separate Account Annual Charge (as a percentage of
  average account value)(2)
  Pay-In Phase.........................................                           Minimum: 0.45%
                                                         Current Charge: Between 0.65% and 0.95%
                                                                Maximum Guaranteed Charge: 0.95%
  Pay-Out Phase........................................         Maximum Guaranteed Charge: 0.95%


2 THE ANNUAL SEPARATE ACCOUNT CHARGE IS STATED IN YOUR DEFERRED ANNUITY. THIS CHARGE MAY NOT EXCEED 0.95% OF YOUR AVERAGE VALUE IN THE INVESTMENT DIVISIONS FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENT IN THE PAY-OUT PHASE. THE RATE THAT APPLIES TO YOUR DEFERRED ANNUITY MAY BE LESS THAN THIS MAXIMUM CHARGE, AS DISCUSSED LATER IN THE PROSPECTUS. THE ANNUAL SEPARATE ACCOUNT CHARGE MAY NOT EXCEED 1.25% FOR ONE VERSION OF THE PAY-OUT PHASE AVAILABLE TO DEFERRED ANNUITIES PURCHASED PRIOR TO MAY 1, 2004.

     WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.

--------------------------------------------------------------------------------
The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. All of the Portfolios listed below are Class A except for the American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.

Total Annual Metropolitan Fund, Met Investors Fund and American       Minimum   Maximum
Funds(R)                                                              -------   -------
  Operating Expenses for the fiscal year ending December 31, 2007
     (expenses that are deducted from these Funds' assets
     include management fees, distribution fees, 12b-1 Plan fees and
     other expenses)................................................    0.29%     1.34%
  After Waiver and/or Reimbursement of Expenses.....................    0.28%     1.17%

AMERICAN FUNDS(R) -- CLASS 2
ANNUAL EXPENSES
for fiscal year ending December 31,
2007                                                DISTRIBUTION              ACQUIRED    TOTAL     CONTRACTUAL FEE    NET TOTAL
(as a percentage of average daily                      AND/OR                FUND FEES    ANNUAL     WAIVER AND/OR      ANNUAL
net assets)                           MANAGEMENT  SERVICE (12B-1)    OTHER      AND     OPERATING       EXPENSE        OPERATING
                                          FEE           FEES       EXPENSES  EXPENSES*   EXPENSES    REIMBURSEMENT    EXPENSES**
--------------------------------------------------------------------------------------------------------------------------------
American Funds Bond Fund............     0.40%         0.25%         0.01%       --       0.66%            --            0.66%
American Funds Global Small
  Capitalization Fund...............     0.70%         0.25%         0.03%       --       0.98%            --            0.98%
American Funds Growth Fund..........     0.32%         0.25%         0.01%       --       0.58%            --            0.58%
American Funds Growth-Income Fund...     0.26%         0.25%         0.01%       --       0.52%            --            0.52%
                                                                                                   -----------------------------





MET INVESTORS FUND ANNUAL
EXPENSES
for fiscal year ending December 31,
2007                                                DISTRIBUTION              ACQUIRED    TOTAL     CONTRACTUAL FEE    NET TOTAL
(as a percentage of average daily                      AND/OR                FUND FEES    ANNUAL     WAIVER AND/OR      ANNUAL
net assets)                           MANAGEMENT  SERVICE (12B-1)    OTHER      AND     OPERATING       EXPENSE        OPERATING
                                          FEE           FEES       EXPENSES  EXPENSES*   EXPENSES    REIMBURSEMENT    EXPENSES**
--------------------------------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation
  Portfolio -- Class B..............     0.10%         0.25%         0.15%     0.39%      0.89%          0.15%           0.74%(1)
American Funds Growth Allocation
  Portfolio -- Class B..............     0.10%         0.25%         0.19%     0.36%      0.90%          0.19%           0.71%(2)
American Funds Moderate Allocation
  Portfolio -- Class B..............     0.10%         0.25%         0.26%     0.41%      1.02%          0.26%           0.76%(3)
BlackRock Large Cap Core
  Portfolio -- Class A..............     0.58%            --         0.07%        --      0.65%             --           0.65%
Clarion Global Real Estate
  Portfolio -- Class A..............     0.61%            --         0.04%        --      0.65%             --           0.65%
Cyclical Growth and Income ETF
  Portfolio -- Class A..............     0.45%            --         0.10%     0.23%      0.78%             --           0.78%(4)
Cyclical Growth ETF
  Portfolio -- Class A..............     0.45%            --         0.09%     0.24%      0.78%             --           0.78%(5)
Harris Oakmark International
  Portfolio -- Class A..............     0.77%            --         0.09%        --      0.86%             --           0.86%
Janus Forty Portfolio -- Class A....     0.65%            --         0.05%        --      0.70%             --           0.70%
Lazard Mid Cap Portfolio -- Class
  A.................................     0.69%            --         0.07%        --      0.76%             --           0.76%
Legg Mason Partners Aggressive
  Growth Portfolio -- Class A.......     0.62%            --         0.05%        --      0.67%             --           0.67%
Legg Mason Value Equity
  Portfolio -- Class A..............     0.63%            --         0.04%        --      0.67%             --           0.67%
Lord Abbett Bond Debenture
  Portfolio -- Class A..............     0.49%            --         0.05%        --      0.54%             --           0.54%
Met/AIM Small Cap Growth
  Portfolio -- Class A..............     0.86%            --         0.06%        --      0.92%             --           0.92%
Met/Franklin Income
  Portfolio -- Class B..............     0.80%         0.25%         0.29%        --      1.34%          0.19%           1.15%(6)
Met/Franklin Mutual Shares
  Portfolio -- Class B..............     0.80%         0.25%         0.29%        --      1.34%          0.19%           1.15%(7)
Met/Franklin Templeton Founding
  Strategy Portfolio -- Class B.....     0.05%         0.25%         0.15%     0.87%      1.32%          0.15%           1.17%(8)
Met/Templeton Growth
  Portfolio -- Class B..............     0.70%         0.25%         0.34%        --      1.29%          0.24%           1.05%(9)
MFS(R) Research International
  Portfolio -- Class A..............     0.70%            --         0.09%        --      0.79%             --           0.79%
Oppenheimer Capital Appreciation
  Portfolio -- Class A..............     0.58%            --         0.04%        --      0.62%             --           0.62%
PIMCO Inflation Protected Bond
  Portfolio -- Class A..............     0.50%            --         0.05%        --      0.55%             --           0.55%
PIMCO Total Return
  Portfolio -- Class A..............     0.48%            --         0.04%        --      0.52%             --           0.52%(10)
RCM Technology Portfolio -- Class
  A.................................     0.88%            --         0.09%        --      0.97%             --           0.97%
T. Rowe Price Mid Cap Growth
  Portfolio -- Class A..............     0.75%            --         0.05%        --      0.80%             --           0.80%

                                                                                                   -----------------------------

--------------------------------------------------------------------------------------------------------------------------------
METROPOLITAN FUND -- CLASS A
ANNUAL EXPENSES
for fiscal year ending December 31,
2007                                                DISTRIBUTION              ACQUIRED    TOTAL     CONTRACTUAL FEE    NET TOTAL
(as a percentage of average daily                      AND/OR                FUND FEES    ANNUAL     WAIVER AND/OR      ANNUAL
net assets)                           MANAGEMENT  SERVICE (12B-1)    OTHER      AND     OPERATING       EXPENSE        OPERATING
                                          FEE           FEES       EXPENSES  EXPENSES*   EXPENSES    REIMBURSEMENT    EXPENSES**
BlackRock Aggressive Growth
  Portfolio.........................     0.71%           --          0.05%        --      0.76%             --           0.76%
BlackRock Bond Income Portfolio.....     0.38%           --          0.06%        --      0.44%          0.01%           0.43%(11)
BlackRock Diversified Portfolio.....     0.44%           --          0.06%        --      0.50%             --           0.50%
BlackRock Large Cap Value
  Portfolio.........................     0.68%           --          0.06%        --      0.74%             --           0.74%
BlackRock Legacy Large Cap Growth
  Portfolio.........................     0.73%           --          0.06%        --      0.79%             --           0.79%
BlackRock Strategic Value
  Portfolio.........................     0.82%           --          0.06%        --      0.88%             --           0.88%
Davis Venture Value Portfolio.......     0.69%           --          0.04%        --      0.73%             --           0.73%
FI Large Cap Portfolio..............     0.77%           --          0.07%        --      0.84%             --           0.84%
FI Mid Cap Opportunities Portfolio..     0.68%           --          0.05%        --      0.73%             --           0.73%
FI Value Leaders Portfolio..........     0.64%           --          0.07%        --      0.71%             --           0.71%
Franklin Templeton Small Cap Growth
  Portfolio.........................     0.90%           --          0.11%        --      1.01%             --           1.01%
Harris Oakmark Focused Value
  Portfolio.........................     0.72%           --          0.04%        --      0.76%             --           0.76%
Jennison Growth Portfolio...........     0.63%           --          0.04%        --      0.67%             --           0.67%
Julius Baer International Stock
  Portfolio.........................     0.84%           --          0.12%        --      0.96%          0.04%           0.92%(12)
Lehman Brothers(R) Aggregate Bond
  Index Portfolio...................     0.25%           --          0.05%        --      0.30%          0.01%           0.29%(13)
Loomis Sayles Small Cap Portfolio...     0.90%           --          0.05%        --      0.95%          0.05%           0.90%(14)
MetLife Aggressive Allocation
  Portfolio.........................     0.10%           --          0.04%     0.73%      0.87%          0.04%           0.83%(15)
MetLife Conservative Allocation
  Portfolio.........................     0.10%           --          0.05%     0.59%      0.74%          0.05%           0.69%(16)
MetLife Conservative to Moderate
  Allocation Portfolio..............     0.10%           --          0.01%     0.64%      0.75%          0.01%           0.74%(17)
MetLife Mid Cap Stock Index
  Portfolio.........................     0.25%           --          0.07%     0.01%      0.33%          0.01%           0.32%(18)
MetLife Moderate Allocation
  Portfolio.........................     0.08%           --          0.01%     0.67%      0.76%             --           0.76%(19)
MetLife Moderate to Aggressive
  Allocation Portfolio..............     0.08%           --          0.01%     0.70%      0.79%             --           0.79%(20)
MetLife Stock Index Portfolio.......     0.25%           --          0.04%        --      0.29%          0.01%           0.28%(21)
MFS(R) Total Return Portfolio.......     0.53%           --          0.05%        --      0.58%             --           0.58%
MFS(R) Value Portfolio..............     0.72%           --          0.05%        --      0.77%          0.07%           0.70%(22)
Morgan Stanley EAFE(R) Index
  Portfolio.........................     0.30%           --          0.12%     0.01%      0.43%          0.01%           0.42%(23)
Neuberger Berman Mid Cap Value
  Portfolio.........................     0.64%           --          0.05%        --      0.69%             --           0.69%
Oppenheimer Global Equity
  Portfolio.........................     0.51%           --          0.10%        --      0.61%             --           0.61%
Russell 2000(R) Index Portfolio.....     0.25%           --          0.07%     0.01%      0.33%          0.01%           0.32%(24)
T. Rowe Price Large Cap Growth
  Portfolio.........................     0.60%           --          0.07%        --      0.67%             --           0.67%
T. Rowe Price Small Cap Growth
  Portfolio.........................     0.51%           --          0.08%        --      0.59%             --           0.59%
Western Asset Management Strategic
  Bond Opportunities Portfolio......     0.61%           --          0.05%        --      0.66%             --           0.66%
Western Asset Management U.S.
  Government Portfolio..............     0.49%           --          0.05%        --      0.54%             --           0.54%

(*) ACQUIRED FUND FEES AND EXPENSES ARE FEES AND EXPENSES INCURRED INDIRECTLY BY A PORTFOLIO AS A RESULT OF INVESTING IN SHARES OF ONE OR MORE UNDERLYING PORTFOLIOS.

(**) NET TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT: (1) VOLUNTARY WAIVERS
     OF FEES OR EXPENSES; (2) CONTRACTUAL WAIVERS THAT ARE IN EFFECT FOR LESS THAN ONE YEAR FROM THE DATE OF THIS PROSPECTUS; OR (3) EXPENSE REDUCTIONS RESULTING FROM CUSTODIAL FEE CREDITS OR DIRECTED BROKERAGE ARRANGEMENTS.

(++) FEES AND EXPENSES OF THIS PORTFOLIO ARE BASED ON THE PORTFOLIO'S FISCAL
     YEAR ENDED OCTOBER 31, 2007.

(++++) FEES AND EXPENSES OF THIS PORTFOLIO ARE BASED ON THE PORTFOLIO'S FISCAL
       YEAR ENDED JANUARY 31, 2008.

(1) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN PORTFOLIOS OF THE AMERICAN FUNDS INSURANCE SERIES(R). BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE. THE ESTIMATED EXPENSES OF THE UNDERLYING PORTFOLIOS ARE BASED UPON THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS BEFORE EXPENSE WAIVERS ALLOCATED TO THE PORTFOLIOS AT DECEMBER 31, 2007. THE FEES AND EXPENSES OF THE PORTFOLIO ARE ESTIMATED FOR THE YEAR ENDING DECEMBER 31, 2008. MET INVESTORS ADVISORY, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 TO APRIL 30, 2009, TO LIMIT ITS FEE AND REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.10%, EXCLUDING 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES.

(2) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN PORTFOLIOS OF THE AMERICAN FUNDS INSURANCE SERIES(R). BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE. THE ESTIMATED EXPENSES OF THE UNDERLYING PORTFOLIOS ARE BASED UPON THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS BEFORE EXPENSE WAIVERS ALLOCATED TO THE PORTFOLIOS AT DECEMBER 31, 2007. THE FEES AND EXPENSES OF THE PORTFOLIO ARE ESTIMATED FOR THE YEAR ENDING DECEMBER 31, 2008. MET INVESTORS ADVISORY, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 TO APRIL 30, 2009, TO LIMIT ITS FEE AND REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.10%, EXCLUDING 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES.

(3) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN PORTFOLIOS OF THE AMERICAN FUNDS INSURANCE SERIES(R). BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE. THE ESTIMATED EXPENSES OF THE UNDERLYING PORTFOLIOS ARE BASED UPON THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS BEFORE EXPENSE WAIVERS ALLOCATED TO THE PORTFOLIOS AT DECEMBER 31, 2007. THE FEES AND EXPENSES OF THE PORTFOLIO ARE ESTIMATED FOR THE YEAR ENDING DECEMBER 31, 2008. MET INVESTORS ADVISORY, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 TO APRIL 30, 2009, TO LIMIT ITS FEE AND REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.10%, EXCLUDING 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES.

(4) THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.

(5) THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.

(6) THE FEES AND EXPENSES OF THE PORTFOLIO ARE ESTIMATED FOR THE YEAR ENDING DECEMBER 31, 2008. MET INVESTORS ADVISORY, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 TO APRIL 30, 2009, TO LIMIT ITS FEE AND REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES.

(7) THE FEES AND EXPENSES OF THE PORTFOLIO ARE ESTIMATED FOR THE YEAR ENDING DECEMBER 31, 2008. MET INVESTORS ADVISORY, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 TO APRIL 30, 2009, TO LIMIT ITS FEE AND REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES.

(8) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS EQUALLY IN THREE OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST: THE MET/FRANKLIN INCOME PORTFOLIO, THE MET/FRANKLIN MUTUAL SHARES PORTFOLIO AND THE MET/TEMPLETON GROWTH PORTFOLIO. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE. THE EXPENSES OF THE UNDERLYING PORTFOLIOS ARE BASED UPON THE WEIGHTED AVERAGE OF THE ESTIMATED TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS AFTER EXPENSE WAIVERS ALLOCATED TO THE UNDERLYING PORTFOLIOS FOR THE YEAR ENDING DECEMBER 31, 2008. THE FEES AND EXPENSES OF THE PORTFOLIO ARE ESTIMATED FOR THE YEAR ENDING DECEMBER 31, 2008. MET INVESTORS ADVISORY, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 TO APRIL 30, 2009, TO LIMIT ITS FEE AND REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.05%, EXCLUDING 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES.

(9) THE FEES AND EXPENSES OF THE PORTFOLIO ARE ESTIMATED FOR THE YEAR ENDING DECEMBER 31, 2008. MET INVESTORS ADVISORY, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 TO APRIL 30, 2009, TO LIMIT ITS FEE AND REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.80%, EXCLUDING 12B-1 FEES.

(10) THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT, AS IF THE AGREEMENT HAD BEEN IN EFFECT DURING THE PRECEDING FISCAL YEAR.

(11) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.325% FOR THE AMOUNTS OVER $1 BILLION BUT LESS THAN $2 BILLION.

(12) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.81% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.78% FOR THE NEXT $500 MILLION.

(13) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.244%.

(14) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO BY 0.05%.

(15) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN SERIES FUND, INC. AND THE MET INVESTORS SERIES TRUST. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE

     UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE. METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO WAIVE FEES OR PAY ALL EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) SO AS TO LIMIT THE NET OPERATING EXPENSES OF THE PORTFOLIO (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) TO 0.10% FOR THE CLASS A SHARES, 0.35% FOR THE CLASS B SHARES AND 0.25% FOR THE CLASS E SHARES.

(16) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN SERIES FUND, INC. AND THE MET INVESTORS SERIES TRUST. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE. METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO WAIVE FEES OR PAY ALL EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) SO AS TO LIMIT THE NET OPERATING EXPENSES OF THE PORTFOLIO (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) TO 0.10% FOR THE CLASS A SHARES, 0.35% FOR THE CLASS B SHARES AND 0.25% FOR THE CLASS E SHARES.

(17) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN SERIES FUND, INC. AND THE MET INVESTORS SERIES TRUST. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE. METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO WAIVE FEES OR PAY ALL EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) SO AS TO LIMIT THE NET OPERATING EXPENSES OF THE PORTFOLIO (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) TO 0.10% FOR THE CLASS A SHARES, 0.35% FOR THE CLASS B SHARES AND 0.25% FOR THE CLASS E SHARES.

(18) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.243%.

(19) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN SERIES FUND, INC. AND THE MET INVESTORS SERIES TRUST. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE. METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO WAIVE FEES OR PAY ALL EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) SO AS TO LIMIT THE NET OPERATING EXPENSES OF THE PORTFOLIO (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) TO 0.10% FOR THE CLASS A SHARES, 0.35% FOR THE CLASS B SHARES AND 0.25% FOR THE CLASS E SHARES.

(20) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN SERIES FUND, INC. AND THE MET INVESTORS SERIES TRUST. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE. METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO WAIVE FEES OR PAY ALL EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) SO AS TO LIMIT THE NET OPERATING EXPENSES OF THE PORTFOLIO (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) TO 0.10% FOR THE CLASS A SHARES, 0.35% FOR THE CLASS B SHARES AND 0.25% FOR THE CLASS E SHARES.

(21) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.243%.

(22) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.65% FOR THE FIRST $1.25 BILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.60% FOR THE NEXT $250 MILLION AND 0.50% FOR AMOUNTS OVER $1.5 BILLION.

(23) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.293%.

(24) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.243%.

EXAMPLES
   The examples are intended to help you compare the cost of investing in the Deferred Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and Portfolio fees and expenses (described in the third table).

EXAMPLE 1.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

  -  a maximum Separate Account charge of 0.95%;

  -  there was no allocation to the Fixed Interest Account;

  -  reimbursement and/or waiver of expenses was not in effect;

  -  the underlying Portfolio has a 5% return each year;

  - you bear the minimum or maximum fees and expenses of any of the Portfolios; and

  - you surrender the Contract, do not surrender the Contract, or you do not elect to annuitize (no withdrawal charges apply).

                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $235     $723    $1,238    $2,648
Minimum...............................................   $127     $396    $  685    $1,507


EXAMPLE 2.
This example shows the dollar amount of expenses that you would bear directly or indirectly if you elect to annuitize the Contract with a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

  -  a maximum Separate Account charge of 0.95%;

  -  there was no allocation to the Fixed Interest Account;

  -  reimbursement and/or waiver of expenses was not in effect;

  -  the underlying Portfolio has a 5% return each year;

  - you bear the minimum or the maximum fees and expenses of any of the Portfolios; and

  -  you elect to annuitize using pay-out Version I.

                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $224     $642    $1,014    $1,708
Minimum...............................................   $122     $353    $  565    $  987

EXAMPLE 3.(only for Contracts purchased prior to May 1, 2004)
This example shows the dollar amount of expenses that you would bear directly or indirectly if you elect to annuitize the Contract with a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

  -  a maximum Separate Account charge of 1.25%;

  - no allocation to the Basic Fixed Income Option and Flexible Fixed Payment Option (as described later in the Prospectus);

  -  a constant 7% specified interest rate;

  -  reimbursement and/or waiver of expenses was not in effect;

  -  the underlying Portfolio has a 5% return each year;

  - you bear the minimum or the maximum fees and expenses of the available Portfolios; and

  -  you elect to annuitize. (8)

                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $250     $695    $1,070    $1,728
Minimum...............................................   $149     $420    $  652    $1,075



---------

8 THE EXAMPLE ASSUMES THAT A DEFERRED ANNUITY PAYING MONTHLY BENEFITS IS ANNUITIZED AT THE BEGINNING OF YEAR 1 BY A MALE, AGE 65 AND IS PAYING MONTHLY BENEFITS DURING THE PERIOD SHOWN.

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
See Appendix B.

METLIFE


Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc. (NYSE: MET). MetLife's home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its domestic and international subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in-force). The MetLife companies offer life insurance, annuities, auto and home insurance, retail banking and other financial services to individuals, as well as group insurance, reinsurance and retirement & savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

METROPOLITAN LIFE SEPARATE ACCOUNT E


We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the MetLife Asset Builder Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES


This Prospectus describes a type of variable annuity, a Deferred Annuity. These annuities are "variable" because the value of your account varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity or your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. Your income payment under your Deferred Annuity may also vary. These payments also vary based upon investment performance. If your Deferred Annuity was purchased prior to May 1, 2004, your income payment may also vary based upon market interest rates. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). The Deferred Annuities have a fixed payment option called the Fixed Income Option. Deferred Annuities purchased prior to May 1, 2004 have other available fixed options. Under the Fixed Income Option and these other fixed options, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA such as the availability of a guaranteed income for life or the death benefits.

Because the Contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law.

Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Deferred Annuity is better for you. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before you buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Deferred Annuity, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

The group Deferred Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.

YOUR INVESTMENT CHOICES


The Metropolitan Fund, the Met Investors Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, the Met Investors Fund and American Funds(R) prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares fees available to the MetLife Asset Builder Variable Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds(R) Portfolios which are Class 2 and the Met Investors Fund American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio, Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio, Met/Franklin Templeton Founding Strategy Portfolio and the Met/Templeton Growth Portfolio, which are Class B.

The investment choices are listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix C "Portfolio Legal and Marketing Names".) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS

The American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, also known as "asset allocation portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in portfolios of the American Funds Insurance Series(R). Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the asset allocation portfolio invests. Underlying portfolios consist of American Funds(R) portfolios that are currently available for investment directly under the Contract and other underlying American Funds(R) portfolios which are not made available directly under the Contract.

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

The Met/Franklin Templeton Founding Strategy Portfolio is a "funds of funds" Portfolio that invests equally in three other portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds" Portfolios, which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.


                                                                             INVESTMENT MANAGER/
           PORTFOLIOS                    INVESTMENT OBJECTIVE              SUB-INVESTMENT MANAGER
           ----------                    --------------------              ----------------------
  AMERICAN FUNDS(R)
American Funds Bond Fund           Seeks to maximize current income   Capital Research and Management
                                   and preserve capital by            Company
                                   investing primarily in fixed-
                                   income securities.
American Funds Global Small        Seeks capital appreciation         Capital Research and Management
  Capitalization Fund              through stocks.                    Company
American Funds Growth Fund         Seeks capital appreciation         Capital Research and Management
                                   through stocks.                    Company
American Funds Growth-Income       Seeks both capital appreciation    Capital Research and Management
  Fund                             and income.                        Company
  MET INVESTORS FUND
American Funds Balanced            Seeks a balance between a high     Met Investors Advisory, LLC
  Allocation Portfolio             level of current income and        Sub-Investment Manager: Met
                                   growth of capital with a greater   Investors Advisory, LLC
                                   emphasis on growth of capital.
American Funds Growth Allocation   Seeks growth of capital.           Met Investors Advisory, LLC
  Portfolio                                                           Sub-Investment Manager: Met
                                                                      Investors Advisory, LLC
American Funds Moderate            Seeks a high total return in the   Met Investors Advisory, LLC
  Allocation Portfolio             form of income and growth of       Sub-Investment Manager: Met
                                   capital, with a greater emphasis   Investors Advisory, LLC
                                   on income.
BlackRock Large Cap Core           Seeks long-term capital growth.    Met Investors Advisory, LLC
  Portfolio                                                           Sub-Investment Manager:
                                                                      BlackRock Advisors, LLC
Clarion Global Real Estate         Seeks to provide total return      Met Investors Advisory, LLC
  Portfolio                        through investment in real         Sub-Investment Manager: ING
                                   estate securities, emphasizing     Clarion Real Estate Securities,
                                   both capital appreciation and      L.P.
                                   current income.
Cyclical Growth and Income ETF     Seeks growth of capital and        Met Investors Advisory, LLC
  Portfolio                        income.                            Sub-Investment Manager: Gallatin
                                                                      Asset Management, Inc.
Cyclical Growth ETF Portfolio      Seeks growth of capital.           Met Investors Advisory, LLC
                                                                      Sub-Investment Manager: Gallatin
                                                                      Asset Management, Inc.
Harris Oakmark International       Seeks long-term capital            Met Investors Advisory, LLC
  Portfolio                        appreciation.                      Sub-Investment Manager: Harris
                                                                      Associates L.P.
Janus Forty Portfolio              Seeks capital appreciation.        Met Investors Advisory, LLC
                                                                      Sub-Investment Manager: Janus
                                                                      Capital Management, LLC
Lazard Mid Cap Portfolio           Seeks long-term growth of          Met Investors Advisory, LLC
                                   capital.                           Sub-Investment Manager: Lazard
                                                                      Asset Management, LLC
Legg Mason Partners Aggressive     Seeks capital appreciation.        Met Investors Advisory, LLC
  Growth Portfolio                                                    Sub-Investment Manager:
                                                                      ClearBridge Advisors, LLC
Legg Mason Value Equity            Seeks long-term growth of          Met Investors Advisory, LLC
  Portfolio                        capital.                           Sub-Investment Manager: Legg
                                                                      Mason Capital Management. Inc.
Lord Abbett Bond Debenture         Seeks high current income and      Met Investors Advisory, LLC
  Portfolio                        the opportunity for capital        Sub-Investment Manager: Lord,
                                   appreciation to produce a high     Abbett & Co. LLC
                                   total return.
Met/AIM Small Cap Growth           Seeks long-term growth of          Met Investors Advisory, LLC
  Portfolio                        capital.                           Sub-Investment Manager: Invesco
                                                                      Aim Capital Management, Inc.
Met/Franklin Income Portfolio      Seeks to maximize income while     Met Investors Advisory, LLC
                                   maintaining prospects for          Sub-Investment Manager: Franklin
                                   capital appreciation.              Advisers, Inc.
Met/Franklin Mutual Shares         Seeks capital appreciation,        Met Investors Advisory, LLC
  Portfolio                        which may occasionally be short-   Sub-Investment Manager: Franklin
                                   term. The Portfolio's secondary    Mutual Advisers, LLC
                                   investment objective is income.
Met/Franklin Templeton Founding    Primarily seeks capital            Met Investors Advisory, LLC
                                   appreciation and secondarily       Sub-Investment Manager: Met
                                   seeks income.                      Investors Advisory, LLC
Met/Templeton Growth Portfolio     Seeks long-term capital growth.    Met Investors Advisory, LLC
                                                                      Sub-Investment Manager:
                                                                      Templeton Global Advisors
                                                                      Limited
MFS(R) Research International      Seeks capital appreciation.        Met Investors Advisory, LLC
                                                                      Sub-Investment Manager:
                                                                      Massachusetts Financial Services
                                                                      Company
Oppenheimer Capital Appreciation   Seeks capital appreciation.        Met Investors Advisory, LLC
                                                                      Sub-Investment Manager:
                                                                      OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond     Seeks to provide maximum real      Met Investors Advisory, LLC
                                   return, consistent with            Sub-Investment Manager: Pacific
                                   preservation of capital and        Investment Management Company,
                                   prudent investment management.     LLC

                                                                             INVESTMENT MANAGER/
           PORTFOLIOS                    INVESTMENT OBJECTIVE              SUB-INVESTMENT MANAGER
           ----------                    --------------------              ----------------------
PIMCO Total Return Portfolio       Seeks maximum total return,        Met Investors Advisory, LLC
                                   consistent with the preservation   Sub-Investment Manager: Pacific
                                   of capital and prudent             Investment Management Company,
                                   investment management.             LLC
RCM Technology Portfolio           Seeks capital appreciation; no     Met Investors Advisory, LLC
                                   consideration is given to          Sub-Investment Manager: RCM
                                   income.                            Capital Management, LLC
T. Rowe Price Mid Cap Growth       Seeks long-term growth of          Met Investors Advisory, LLC
  Portfolio                        capital.                           Sub-Investment Manager: T. Rowe
                                                                      Price Associates, Inc.
  METROPOLITAN FUND
BlackRock Aggressive Growth        Seeks maximum capital              MetLife Advisers, LLC
  Portfolio                        appreciation.                      Sub-Investment Manager:
                                                                      BlackRock Advisors, LLC
BlackRock Bond Income Portfolio    Seeks a competitive total return   MetLife Advisers, LLC
                                   primarily from investing in        Sub-Investment Manager:
                                   fixed-income securities.           BlackRock Advisors, LLC
BlackRock Diversified Portfolio    Seeks high total return while      MetLife Advisers, LLC
                                   attempting to limit investment     Sub-Investment Manager:
                                   risk and preserve capital.         BlackRock Advisors, LLC
BlackRock Large Cap Value          Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio                        capital.                           Sub-Investment Manager:
                                                                      BlackRock Advisors, LLC
BlackRock Legacy Large Cap         Seeks long-term growth of          MetLife Advisers, LLC
  Growth Portfolio                 capital.                           Sub-Investment Manager:
                                                                      BlackRock Advisors, LLC
BlackRock Strategic Value          Seeks high total return,           MetLife Advisers, LLC
  Portfolio                        consisting principally of          Sub-Investment Manager:
                                   capital appreciation.              BlackRock Advisors, LLC
Davis Venture Value Portfolio      Seeks growth of capital.           MetLife Advisers, LLC
                                                                      Sub-Investment Manager: Davis
                                                                      Selected Advisers, L.P.
FI Large Cap Portfolio             Seeks long-term growth of          MetLife Advisers, LLC
                                   capital.                           Sub-Investment Manager: Pyramis
                                                                      Global Advisors, LLC
FI Mid Cap Opportunities           Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio                        capital.                           Sub-Investment Manager: Pyramis
                                                                      Global Advisors, LLC
FI Value Leaders Portfolio         Seeks long-term growth of          MetLife Advisers, LLC
                                   capital.                           Sub-Investment Manager: Pyramis
                                                                      Global Advisors, LLC
Franklin Templeton Small Cap       Seeks long-term capital growth.    MetLife Advisers, LLC
  Growth Portfolio                                                    Sub-Investment Manager: Franklin
                                                                      Advisers, Inc.
Harris Oakmark Focused Value       Seeks long-term capital            MetLife Advisers, LLC
  Portfolio                        appreciation.                      Sub-Investment Manager: Harris
                                                                      Associates L.P.
Jennison Growth Portfolio          Seeks long-term growth of          MetLife Advisers, LLC
                                   capital.                           Sub-Investment Manager: Jennison
                                                                      Associates LLC
Julius Baer International Stock    Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio                        capital.                           Sub-Investment Manager: Julius
                                                                      Baer Investment Management LLC
Lehman Brothers(R) Aggregate       Seeks to equal the performance     MetLife Advisers, LLC
  Bond Index Portfolio             of the Lehman Brothers(R)          Sub-Investment Manager: MetLife
                                   Aggregate Bond Index.              Investment Advisors Company, LLC
Loomis Sayles Small Cap            Seeks long-term capital growth     MetLife Advisers, LLC
  Portfolio                        from investments in common         Sub-Investment Manager: Loomis,
                                   stocks or other equity             Sayles & Company, L.P.
                                   securities.
MetLife Aggressive Allocation      Seeks growth of capital.           MetLife Advisers, LLC
  Portfolio
MetLife Conservative Allocation    Seeks high level of current        MetLife Advisers, LLC
  Portfolio                        income, with growth of capital
                                   as a secondary objective.
MetLife Conservative to Moderate   Seeks high total return in the     MetLife Advisers, LLC
  Allocation Portfolio             form of income and growth of
                                   capital, with a greater emphasis
                                   on income.
MetLife Mid Cap Stock Index        Seeks to equal the performance     MetLife Advisers, LLC
  Portfolio                        of the Standard & Poor's Mid Cap   Sub-Investment Manager: MetLife
                                   400(R) Composite Stock Price       Investment Advisors Company, LLC
                                   Index.
MetLife Moderate Allocation        Seeks a balance between a high     MetLife Advisers, LLC
  Portfolio                        level of current income and
                                   growth of capital, with a
                                   greater emphasis on growth of
                                   capital.
MetLife Moderate to Aggressive     Seeks growth of capital.           MetLife Advisers, LLC
  Allocation Portfolio
MetLife Stock Index Portfolio      Seeks to equal the performance     MetLife Advisers, LLC
                                   of the Standard & Poor's 500(R)    Sub-Investment Manager: MetLife
                                   Composite Stock Price Index.       Investment Advisors Company, LLC
MFS(R) Total Return Portfolio      Seeks a favorable total return     MetLife Advisers, LLC
                                   through investment in a            Sub-Investment Manager:
                                   diversified portfolio.             Massachusetts Financial Services
                                                                      Company
MFS(R) Value Portfolio             Seeks capital appreciation and     MetLife Advisers, LLC
                                   reasonable income.                 Sub-Investment Manager:
                                                                      Massachusetts Financial Services
                                                                      Company
Morgan Stanley EAFE(R) Index       Seeks to equal the performance     MetLife Advisers, LLC
  Portfolio                        of the MSCI EAFE(R) Index.         Sub-Investment Manager: MetLife
                                                                      Investment Advisors Company, LLC
Neuberger Berman Mid Cap Value     Seeks capital growth.              MetLife Advisers, LLC
  Portfolio                                                           Sub-Investment Manager:
                                                                      Neuberger Berman Management,
                                                                      Inc.

                                                                             INVESTMENT MANAGER/
           PORTFOLIOS                    INVESTMENT OBJECTIVE              SUB-INVESTMENT MANAGER
           ----------                    --------------------              ----------------------
Oppenheimer Global Equity          Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio                                                           Sub-Investment Manager:
                                                                      OppenheimerFunds, Inc.
Russell 2000(R) Index Portfolio    Seeks to equal the return of the   MetLife Advisers, LLC
                                   Russell 2000(R) Index.             Sub-Investment Manager: MetLife
                                                                      Investment Advisors Company, LLC
T. Rowe Price Large Cap Growth     Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio                        capital and, secondarily,          Sub-Investment Manager: T. Rowe
                                   dividend income.                   Price Associates, Inc.
T. Rowe Price Small Cap Growth     Seeks long-term capital growth.    MetLife Advisers, LLC
  Portfolio                                                           Sub-Investment Manager: T. Rowe
                                                                      Price Associates, Inc.
Western Asset Management           Seeks to maximize total return     MetLife Advisers, LLC
  Strategic Bond Opportunities     consistent with preservation of    Sub-Investment Manager: Western
  Portfolio                        capital.                           Asset Management Company
Western Asset Management U.S.      Seeks to maximize total return     MetLife Advisers, LLC
  Government Portfolio             consistent with preservation of    Sub-Investment Manager: Western
                                   capital and maintenance of         Asset Management Company
                                   liquidity.




If you purchased a Deferred Annuity prior to May 1, 2004 and are in the pay-out phase of the Deferred Annuity, using Pay-Out Version II, the following investment choices are not available:



American Funds Balanced Allocation Portfolio


American Funds Bond Portfolio


American Funds Growth Allocation Portfolio


American Funds Moderate Allocation Portfolio


BlackRock Large Cap Value Portfolio


BlackRock Legacy Large Cap Growth Portfolio


Clarion Global Real Estate Portfolio


FI Large Cap Portfolio


FI Mid Cap Opportunities Portfolio


FI Value Leaders Portfolio


Franklin Templeton Small Cap Growth Portfolio


Harris Oakmark Focused Value Portfolio


Harris Oakmark International Portfolio


Janus Forty Portfolio


Julius Baer International Stock Portfolio


Lazard MidCap Portfolio


Legg Mason Partners Aggressive Growth Portfolio


Legg Mason Value Equity Portfolio


Met/AIM Small Cap Growth Portfolio


Met/Franklin Income Portfolio


Met/Franklin Mutual Shares Portfolio


Met/Franklin Templeton Funding Strategy Portfolio


Met/Templeton Growth Portfolio


MetLife Mid Cap Stock Index Portfolio


MFS(R) Research International Portfolio


MFS(R) Total Return Portfolio


Oppenheimer Capital Appreciation Portfolio


PIMCO Inflation Protected Bond Portfolio


RCM Technology Portfolio


T. Rowe Price MidCap Growth Portfolio


Western Asset Management Strategic Bond Opportunities Portfolio


Western Asset Management U.S. Government Portfolio


MetLife Aggressive Allocation Portfolio


MetLife Conservative Allocation Portfolio


MetLife Conservative to Moderate Allocation Portfolio


MetLife Moderate Allocation Portfolio


MetLife Moderate to Aggressive Allocation Portfolio


Cyclical Growth and Income ETF Portfolio


Cyclical Growth ETF Portfolio


Some of the investment choices may not be available under the terms of the Deferred Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Some of the investment divisions are not approved in your state.

* Your employer, association or other group contract owner limits available investment divisions.

* We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities. You pay no transaction expenses (i.e., front end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, Met Investors Fund and the American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment manager (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment managers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid to the investment managers and the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred

Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolios' investment return.

We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products that we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriters for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities.")

DEFERRED ANNUITIES


This Prospectus describes the following Deferred Annuities under which you can accumulate money:

* Non-Qualified       * Traditional IRA       * Roth IRAs (Roth
                        (Individual             Individual
                        Retirement              Retirement
                        Annuities)              Annuities)


Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.



THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations imposed by the plan may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES
There are five automated investment strategies available to you. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. These investment strategies are available to you without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM) An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth Division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

THE EQUALIZER(SM) You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R) You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM) You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

THE ALLOCATOR(SM) Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change, as long as it is within 30 days after we receive the request.

If you make an allocation to the asset allocation investment divisions with your initial purchase payment, 100% of your allocation to the variable funding choices must be to only one of the asset allocation investment divisions. After the initial purchase payment has been made, you may allocate subsequent purchase payments or make transfers from any asset allocation investment division to any investment choice or to one or more of the asset allocation investment divisions.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Non-Qualified Deferred Annuity, you may be able to elect to have purchase payments made automatically. With "automatic payroll deduction," your employer deducts an amount from your salary and makes the purchase payment for you.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

* Federal tax laws or regulatory requirements;

* Our right to limit the total of your purchase payments to $1,000,000;

* Our right to restrict purchase payments to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g. $1,000,000); and

* Participation in the Systematic Withdrawal Program (as described later).

THE VALUE OF YOUR INVESTMENT

Accumulation units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of the Separate Account charge for each day since the last Accumulation Unit Value was calculated; and

* Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

$500    =  50 accumulation units
----
 $10


CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50; ($10.00 x 1.05 = $10.50 is the new Accumulation Unit Value). The value of your $500 investment is then $525 (50 x $10.50 = $525).

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50; ($10.00 x .95 = $9.50 is the new Accumulation Unit Value). The value of your $500 investment is then $475 (50 x $9.50 = $475).

TRANSFER PRIVILEGE

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

* The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

We reserve the right to restrict transfers to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate; or (2) your Fixed Interest Account balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).

Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

* Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

"MARKET TIMING" POLICIES AND PROCEDURES. The following is a discussion of our market timing policies and procedures. They apply to the "pay-in" and "pay-out" phase of your Deferred Annuity.

Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Western Asset Management Strategic Bond Opportunities, Julius Baer International Stock, Clarion Global Real Estate, Met/Templeton Growth, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization and Lord Abbett Bond Debenture Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfers/reallocations to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below) and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other reallocation/ transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owners or participant/annuitant). You should read the Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

* The percentage or dollar amount of the withdrawal; and

* The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes and tax penalties may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis, with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request.

Changes in the dollar amount, percentage or timing of the payments can be made at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program.

You may request to stop your Systematic Withdrawal Program at anytime. We must receive any request in good order at least 30 days in advance. Although we need your written authorization to begin this program, you may cancel this program at any time by telephone (or over the Internet, if we agree) or by writing to us at your MetLife Designated Office.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CHARGES

There are two types of charges you pay while you have money in an investment division:

* Separate Account charge and

* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value.

SEPARATE ACCOUNT CHARGE

You pay an annual Separate Account charge that, during the pay-in phase, will not exceed 0.95% of the average value of the amounts in the investment divisions. The rate that applies is stated in your Deferred Annuity Contract, and may be less than this maximum rate. We may vary a charge by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. We consider a variety of factors in determining charges, including but not limited to:

* The nature of the group;

* The method by which sales will be made to the individuals associated with the group;

* The facility by which premiums will be paid;

* The group's capabilities with respect to administrative tasks;

* Our anticipated persistency of the Contracts;

* The size of the group and the number of years it has been in existence; and

* The aggregate amount of premiums we expect to be paid on the Contracts owned by the group or by individuals associated with the group.

Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any contract owner.

This charge includes insurance-related charges that pay us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuity may be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers and miscellaneous administrative costs. These administrative costs which we incur include financial, actuarial, accounting and legal expenses.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment manager for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuity (Class 2 and Class B) have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES


Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Our practice is generally to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

WITHDRAWAL CHARGES

There are no withdrawal charges.

FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies).

If you intend to purchase the Deferred Annuity for use with a Traditional IRA or Roth IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

Subject to state approval, for a Deferred Annuity purchased after April 30, 2003, if you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

1.  Your Account Balance; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal; or

3. "Highest Account Balance" as of the end of each fifth contract anniversary, determined as follows:

* At issue, the highest Account Balance is your initial purchase payment;

* Increase the highest Account Balance by each subsequent purchase payment;

* Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

* On each fifth contract anniversary, compare the (1) then highest Account Balance to the (2) current Account Balance and (3) total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal and set the Account Balance equal to the highest of the three.

EXAMPLE:

-------------------------------------------------------------------------------------------------------

                                                     DATE                            Amount

                                                   --------                         --------
  A    INITIAL PURCHASE PAYMENT                   10/1/2008                         $100,000

-------------------------------------------------------------------------------------------------------

  B    ACCOUNT BALANCE                    10/1/2009 (FIRST CONTRACT                 $104,000
                                                 ANNIVERSARY)
-------------------------------------------------------------------------------------------------------

  C    DEATH BENEFIT                           AS OF 10/1/2009          $104,000 (= GREATER OF A AND B)
-------------------------------------------------------------------------------------------------------

  D    ACCOUNT BALANCE                    10/1/2010 (SECOND CONTRACT                $90,000
                                                 ANNIVERSARY)
-------------------------------------------------------------------------------------------------------

  E    DEATH BENEFIT                              10/1/2010             $100,000 (= GREATER OF A AND D)
-------------------------------------------------------------------------------------------------------

  F    WITHDRAWAL                                 10/2/2010                          $9,000
-------------------------------------------------------------------------------------------------------

  G    PERCENTAGE REDUCTION IN                    10/2/2010                       10% (= F/D)
       ACCOUNT BALANCE
-------------------------------------------------------------------------------------------------------

  H    ACCOUNT BALANCE AFTER                      10/2/2010                    $81,000 (= D - F)
       WITHDRAWAL
-------------------------------------------------------------------------------------------------------

  I    PURCHASE PAYMENTS REDUCED FOR            AS OF 10/2/2010             $90,000 [= A - (A X G)]
       WITHDRAWAL
-------------------------------------------------------------------------------------------------------

  J    DEATH BENEFIT                              10/2/2010              $90,000 (= GREATER OF H AND I)
-------------------------------------------------------------------------------------------------------

  K    ACCOUNT BALANCE                             10/1/2013                        $125,000
-------------------------------------------------------------------------------------------------------

  L    DEATH BENEFIT (HIGHEST               AS OF 10/1/2013 (FIFTH      $125,000 (= GREATER OF I AND K)
       ACCOUNT BALANCE)                          ANNIVERSARY)
-------------------------------------------------------------------------------------------------------

  M    ACCOUNT BALANCE                            10/2/2013                         $110,000
-------------------------------------------------------------------------------------------------------

  N    DEATH BENEFIT                           AS OF 10/2/2013           $125,000 (= GREATEST OF I, L,
                                                                                       M)
-------------------------------------------------------------------------------------------------------


Note to Example

  Account Balances on 10/1/10 and 10/2/10 are assumed to be equal prior to the withdrawal.

If the death benefit described above is not available in your state, the death benefit your beneficiary receives will be the greatest of:

* Your Account Balance;

* The total of all of your purchase payments less any partial withdrawals; and

* Your highest Account Balance as of the end of your fifth contract anniversary and at the end of every other fifth anniversary, less any later partial withdrawals, fees and charges.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. We may also offer other options for distribution of the death benefit if permitted under the tax law.

Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance.) There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers.

If the beneficiary is your spouse, he/she may be substituted as the contract owner of the Deferred Annuity and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the beneficiary continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance.) If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include Highest Account Balance as of the end of your fifth contract anniversary and at the end of every other fifth anniversary, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract.

Where there are multiple beneficiaries, we will value the death benefit as of the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

INCOME PAY-OUT OPTIONS

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. The following sections describe the income pay-out options that are currently available. However the pay-out options may not be available in all states. Please be aware that once your Contract is annuitized, you are ineligible to receive the Death Benefit you have selected.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period; and

* A fixed dollar payment or a variable payment.

Your income option provides you with a regular stream of payments for either your lifetime or for the lifetimes of two people or over a specified period.

You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under a fixed income option.

By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a lifetime income annuity with a 10 year guarantee period. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option. If you purchased the Deferred Annuity prior to May 1, 2004, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide the fixed income option available to you and your Separate Account Balance will be used to provide a variable pay-out option. However, in either case, if we do ask you what you want us to do and you do not respond, then we may treat your silence as a request to continue your Deferred Annuity, to the extent permitted by law.

INCOME PAYMENT TYPES

We provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type (unless your employer, association, or other group has limited your choice) when you decide to take the pay-out option. The decision is irrevocable.

There are three people who are involved in payments under your pay-out phase:

* Contract Owner: the person or entity which has all rights including the right to direct who receives payment. (The owner under a group contract may permit the annuitant to choose a beneficiary.)

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum, if any, if the contract owner dies.

Many times the contract owner and the annuitant are the same person.

Your income payment amount will depend in large part on your choices. For lifetime types, the age and sex of the measuring lives (annuitants) will also be considered. Whether you choose a withdrawal option will also be considered. For example, if you select a pay-out type guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out type with payments over only your lifetime. Typically, income payment types which have a withdrawal option will result in lower income payments than if you had chosen an income payment type without this feature.

When deciding how to receive income, consider:

  -  The amount of income you need;

  -  The amount you expect to receive from other sources;

  -  The growth potential of other investments; and

  -  How long you would like your income to last.

We reserve the right to limit, modify or stop issuing any of the income types currently available based upon legal requirements or other considerations. The following income payment types are currently available. We may limit income payment types offered to meet federal tax law requirements.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living. No income payments are made once the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed income payments have been made, income payments are made to the contract owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY LIMITED TO A SPECIFIED PERIOD: A variable income that continues as long as the annuitant lives up to a designated number of years. No income payments are made once the annuitant is no longer living or the specified period has elapsed.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that continues as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living.

In that event, the income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed income payments have been made, income payments are made to the contract owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. If one annuitant dies after the guarantee period has expired, income payments continue to be made to the living annuitant. In that event, income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once the guarantee period has expired and both annuitants are no longer living.

INCOME ANNUITY FOR A GUARANTEE PERIOD: A variable income that continues for a guaranteed period of up to 30 years. If the annuitant dies before all income payments have been made, income payments are paid to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income type. If you purchased the Deferred Annuity after April 30, 2004, decide to commence taking income payments under your Deferred Annuity under this income payment type and ask us to cancel the remaining income payments in the guarantee period, we will pay you the commuted value of your remaining income stream.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

ALLOCATION

You decide how your income payment is allocated among the Fixed Income Option and the investment divisions.

PAY-OUT VERSION I & PAY-OUT VERSION II

If you purchased the Deferred Annuity after April 30, 2004, you must elect Version I if you decide to commence taking income payments under the Deferred Annuity. If you purchased the Deferred Annuity prior to May 1, 2004, you may choose either Version I or Version II.

VERSION I
THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you first convert your Deferred Annuity into an income stream or make a reallocation into an investment division during the pay-out phase. Before we determine the number of annuity units to credit to you, we reduce your Account Balance by any premium taxes. (The premium taxes are not applied against reallocations.) We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR and the age and sex of the measuring lives and income payment selected. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date you convert your Deferred Annuity into an income stream. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between payments) for the underlying Portfolio minus the Separate Account charge (The resulting number is the net investment return.) exceeds the AIR (for the time period between payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after you convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date you convert your Deferred Annuity to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of the Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

* Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATION PRIVILEGE

During the pay-out phase of the Deferred Annuity, you may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate money into the Fixed Income Option, you may not later reallocate it into an investment division. There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.

For us to process a reallocation, you must tell us:

* The percentage of the income payment to be reallocated;

* The investment divisions (or Fixed Income Option) (and the percentages allocated to each) to which you want your income payment to be reallocated; and

* The investment divisions from which you want your income payment to be reallocated.

We may require that you use our original forms to make reallocations.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

Please see the "Transfer Privilege" section regarding our market-timing policies and procedures.

CHARGES

You continue to pay the Separate Account charge and the applicable investment-related charge during the pay-out phase of the Deferred Annuity. The charges during the pay-in phase and pay-out phase may be different. However, the annual Separate Account charge can never be greater than 0.95% of the average value of the amount of underlying portfolio shares we have designated in the investment divisions to generate your income payments.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

VERSION II
(ONLY AVAILABLE IF YOU PURCHASED THE DEFERRED ANNUITY PRIOR TO MAY 1, 2004)

WITHDRAWAL OPTION

Subject to MetLife's underwriting requirements, we may make available a withdrawal option. If the withdrawal option is available under your income payment type, you can choose to add this optional withdrawal feature. The decision to add this feature is made at annuitization and is irrevocable. The withdrawal option may not be available in all states. This feature varies by your income payment type (described above) and whether you purchase your Deferred Annuity with pre-tax or post-tax dollars.

Please refer to the discussion in the Tax Section of this Prospectus concerning the possibility that the choice of a pay-out on this withdrawal option or the exercise of this option may result in the pay-out not satisfying minimum distribution requirements.

Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the withdrawal option, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

Please note that the purchase of the withdrawal option may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the withdrawal feature may not be appropriate under defined benefit plans.

DURING THE FIRST TWO YEARS IN THE PAY-OUT PHASE

You may withdraw up to an amount equal to the "fair market value" of your future income payments during the first two years you are in the pay-out phase of the Deferred Annuity. We calculate the "fair market value" as follows:

* First, we update the adjustment factor as of the date of the withdrawal;

* Then we determine what your revised income payment would be based on that updated adjustment factor;

* Then we calculate the maximum permissible withdrawal amount by multiplying the revised income payment by an updated annuity purchase rate, which has been adjusted to reflect the value of the withdrawal feature.

If you withdraw this maximum amount during the first two years, there will be no value left in your annuity. Consequently, we will then have no further obligations to you; you will receive no further income payments.

If you withdraw less than the maximum amount permitted, each future income payment will be reduced proportionately by the percentage equal to the ratio of your withdrawal amount to the maximum permitted withdrawal amount.

AFTER THE FIRST TWO YEARS IN THE PAY-OUT PHASE

You may make withdrawals after the first two years following annuitization only if you purchased a Non-Qualified Deferred Annuity with post-tax dollars with one of the following income payment types that provides for a period of guaranteed payments:

* Lifetime Income Annuity with a Guarantee Period;

* Lifetime Income Annuity for Two with a Guarantee Period; or

* Income Annuity for a Guarantee Period.

You may withdraw only a portion of the "withdrawal value" of the payments in the guarantee period under your income payment type. When we calculate the "withdrawal value" of these payments, we use the "fair market value" calculation previously described except that in the third step the maximum permissible withdrawal calculation uses an updated annuity purchase rate that reflects only the payments in the remaining guarantee period for your income payment type.

Each future guaranteed income payment after a withdrawal during the guarantee period will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the full "withdrawal value" of the payments in the guarantee period under your income payment type at the time of the withdrawal. You may make an unlimited number of withdrawals during the guarantee period as long as no withdrawal reduces your revised income payments during the guarantee period to less than 25% of what those payments would have been had no withdrawals been made during the guarantee period. Any income payments payable after the guarantee period will not be reduced for the withdrawals you made.

REQUESTING A WITHDRAWAL

At your request, we will determine for you the maximum amount available for withdrawal and the amount by which your income payments would be reduced if a particular withdrawal were taken.

You generally may make a withdrawal on any business day during the permitted withdrawal period.

Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. Unless you tell us otherwise, we will take the withdrawal proportionately from each investment division and fixed income options available to you in which you then had an allocation.

A processing fee of $95 will be deducted from each withdrawal. Withdrawals must be at least $1,000. If any withdrawal during the first two years after purchase would decrease total expected annual payments below $1,200, then we will consider this to be a request for a full withdrawal.

If you choose an income payment type with this feature, the amount of the income payments you receive will be lower than what you would have received had you chosen an income payment type without this feature.

The amount by which your income payments will be reduced will depend upon your life expectancy during the permitted withdrawal period, the income type you choose and the amount applied to provide the payments.

We reserve the right to limit, reduce or eliminate this option in the future where required to comply with Federal tax law or to protect you and other contract holders in the investment divisions from adverse tax consequences.

HOW THE VERSION II VARIABLE INCOME PAY-OUT OPTION DIFFERS FROM OTHER INCOME PAY-OUT OPTIONS

Income pay-out options generally come in two varieties, fixed or variable. The income pay-out option provided by the investment divisions of this variable annuity does not fall squarely in either of these traditional categories.

A fixed income pay-out option provides guaranteed payments based on a fixed rate of return that typically reflects market interest rates at the time of purchase. The amount of each payment is fixed for the duration of the income pay-out option. A fixed income pay-out option provides you with the security of a guaranteed income but does not protect your income payments from the negative impact of inflation over time.

A variable income pay-out option provides payments which vary based on the net investment performance of underlying portfolios of stocks and bonds relative to a benchmark, commonly termed the assumed investment return (AIR). This benchmark is constant for the duration of the annuity. To the extent that the net investment performance exceeds the benchmark, income payments go up. Conversely, if the net investment performance is below the benchmark, income payments go down. Despite the risk you bear of lower payments, the economic assumption underlying a typical variable income pay-out option is that over the long term the stock and bond investment returns will outperform the guaranteed interest rate of a typical fixed income pay-out option.

If market interest rates at the time a variable income pay-out option is selected exceed the stated AIR, then the payments under a fixed income pay-out option generally will be greater than the initial variable payment under the variable income pay-out option. There are two reasons for the higher fixed income pay-out option payment. First, higher interest rates yield higher income payments. Second, a variable income pay-out option typically assumes a relatively low AIR which increases the likelihood of rising income payments over time. Even though the initial payment under a variable income pay-out option may be lower than payments under the fixed income pay-out option, variable income payments may increase over time (although they may decrease as well). Therefore, variable income pay-out options provide potential protection against inflation.

The income pay-out option under the Deferred Annuity has both fixed and variable income options. If you want the security of a guaranteed income you may allocate a portion or all of your income payments to the fixed income options available to you under the Deferred Annuity. You may also have a portion or all of your income payment allocated to the variable investment divisions.

The variable income pay-out option contains features of both fixed and variable income pay-out options, but also has key differences:

* The initial variable income payment is comparable to that provided by a fixed income pay-out option, because it uses a benchmark interest rate (the specified interest rate) that reflects market interest rates. Subsequent income payments vary based on net investment performance relative to the benchmark interest rate and the impact of changes to the benchmark interest rate.

* Unlike a traditional variable income pay-out option, which has a constant benchmark rate (the AIR) and a variable investment component, this pay-out option has both a variable benchmark interest rate and variable investment component.

* This pay-out option is also different from other traditional income pay-out options because you may move the source of income payments back and forth between one fixed income option and the investment divisions. This feature allows you to select an asset allocation based on your risk tolerance and adjust it over time with periodic rebalancing. Some other variable income pay-out options have a fixed option. However, these typically do not allow fixed option payments to be reallocated to the variable option.

---------------------------------------------------------------------------
COMPARISON (FOR THESE PURPOSES, THE FIXED INCOME OPTION AND THE SEPARATE ACCOUNT INVESTMENT
DIVISIONS ONLY)

                                                                           METLIFE ASSET BUILDER
                   TRADITIONAL FIXED           TRADITIONAL VARIABLE        INCOME
FEATURE            INCOME PAY-OUT OPTION       INCOME PAY-OUT OPTION       VARIABLE PAY-OUT OPTION
----------------------------------------------------------------------------------------------------
Return             Fixed                       Constant - Assumed          Varies - specified
  Assumption                                   Investment Return (AIR)     interest rate (based on
                                                                           market interest rates)

----------------------------------------------------------------------------------------------------
Who Bears Risk
  Investment       Not applicable              You                         You
  Performance
  Interest Rate    Issuer                      Not applicable              You

----------------------------------------------------------------------------------------------------
Amount of          Based on market             Based on the AIR            Based on specified
Initial Payment    interest rates              (generally, less than a     interest rate
                                               fixed annuity)              (based on market interest
                                                                           rates)

----------------------------------------------------------------------------------------------------
Subsequent         Fixed-guaranteed            Varies - based on net       Varies - based on net
Income                                         investment performance      investment
Payments                                       relative to AIR             performance relative to
                                                                           the prior
                                                                           specified interest rate
                                                                           and impact
                                                                           of change in the
                                                                           specified
                                                                           interest rate

----------------------------------------------------------------------------------------------------
Reallocations      Not applicable              Limited or Prohibited       Permitted
between
funding options
(including
fixed income
option)

----------------------------------------------------------------------------------------------------
Asset Allocation   Not applicable              Generally, limited to       Permitted
and Rebalancing                                variable options

----------------------------------------------------------------------------------------------------




CALCULATING YOUR INCOME PAYMENTS

T he variable income payments you receive are calculated based on the investment factor for each investment division you select and the interest factor. We reflect the combined impact of these two factors in the adjustment factor. How much your variable income payment will change from one payment to the next payment and whether the income payment goes up or down depends on the adjustment factor calculated for each of the investment divisions on the Valuation Date. For each income payment, we determine an adjustment factor (a number) for each investment division which you have selected. The amount of your income payment goes up from your last income payment when the adjustment factor is more than one; the amount of your income payment goes down when the adjustment factor is less than one. You can verify the amount of your current income payment by multiplying your last calculated income payment for an investment division by the current adjustment factor for that investment division.

INITIAL INCOME PAYMENT

The initial income payment for an investment division is a hypothetical amount which is calculated based upon the current annuity purchase rate. Before we determine your initial income payment, we reduce the portion of your Account Balance you want to take as an income payment by premium taxes. We further reduce the purchase payment by any amount allocated to the fixed payment options available under the Deferred Annuity. The hypothetical amount will be the first income payment you will receive only if your first income payment is payable within 10 days. If your first income payment is payable more than 10 days later, the amount of the first income payment you receive will be different from the initial income payment calculated. In this case, the amount of your first income payment will be calculated using the method described in the next section (Subsequent Income Payments).

SUBSEQUENT INCOME PAYMENTS

Subsequent income payments depend on the net investment performance of the investment divisions you choose and changes in the specified interest rate. The impact of these market factors are reflected in an adjustment factor that is calculated for each investment division. Whether your income payment increases or decreases will depend upon the adjustment factor calculated for each investment division you choose.

Subsequent income payments are calculated on each valuation date by multiplying the income payment for an investment division on the last valuation date by the adjustment factor for that investment division. If you choose more than one investment division, your variable income payment will be the sum of the income payments from each investment division. The valuation date is typically 10 days prior to the date your income payment is due.

ADJUSTMENT FACTOR

The adjustment factor used to calculate your income payments has two components: the investment factor and the interest factor. We compute a number for each of these factors and multiply these numbers together to produce an adjustment factor for each investment division on each valuation date. Generally, to the extent that the net investment performance exceeds the specified interest rate, the investment factor will tend to increase your income payment. Similarly, when there is an increase in the specified interest rate relative to the prior period's specified interest rate, the interest factor will tend to increase your income payments. However, the investment factor and interest factor may have opposite impacts which will cause the components that comprise the adjustment factor to offset each other. Following is a more in depth discussion of these factors.

INVESTMENT FACTOR

The investment factor reflects an investment division's net investment performance as compared to the specified interest rate effective on the prior valuation date. Each investment division has a different investment factor. Setting aside the impact of the interest factor, if an investment division's annualized net investment performance is more than the specified interest rate on the prior valuation date, this increases your income payment. In this case, the investment factor will have a value more than one. Conversely, setting aside the impact of the interest factor, if an investment division's annualized net investment performance is less than the specified interest rate on the prior valuation date, this decreases your income payment. In this case, the investment factor will have a value less than one.

TO SUMMARIZE:
If an investment division's annualized net   Then the investment factor
investment performance is                    (assuming the interest factor is 1)   Value of the investment
                                                                                   factor is
More than the prior specified interest rate  Increases your income payment         More than 1
Equal to the prior specified interest rate   Keeps your income payment the same    Equal to 1
Less than the prior specified interest rate  Decreases your income payment         Less than 1



DETERMINING THE INVESTMENT FACTOR

We separately determine the investment factor for each investment division you choose on each valuation date.

The investment factor for an investment division is based upon the net investment performance for that division. This is how we calculate the investment factor for each investment division.

  - First, we determine the investment performance (reflecting any investment-related charge) for the underlying Portfolio from the previous valuation date to the current valuation date;

  - Next, we subtract the daily equivalent of the Separate Account charge for each day since the last valuation date. This number is the net investment performance for the investment division.

  - Then, we multiply by an adjustment based on the specified interest rate in effect on the last valuation date for each day since that last valuation date. This number is the investment factor for the current valuation date.

INTEREST FACTOR

The interest factor reflects the impact of changes in the value of the specified interest rate from the prior valuation date to the current valuation date. The interest factor is the same for all investment divisions. Setting aside the impact of the investment factor, if the specified interest rate increases from the prior valuation date to the current valuation date, this increases your income payment. In this case, the value of the interest factor is more than one. Again, setting aside the impact of the investment factor, if the specified interest rate decreases from the prior valuation date to the current valuation date, this decreases your income payment. In this case, the value of the interest factor is less than one.

TO SUMMARIZE:
                                               Then the interest factor
If the current specified interest rate is      (assuming the investment factor is 1)   Value of the interest factor
                                                                                       is
More than the prior specified interest rate    Increases your income payment           More than 1
The same as the prior specified interest rate  Keeps your income payment the same      Equal to 1
Less than the prior specified interest rate    Decreases your income payment           Less than 1



DETERMINING THE INTEREST FACTOR

  - First, we determine the annuity purchase rate based on the specified interest rate in effect as of the prior valuation date. This annuity purchase rate is updated to reflect your age, where relevant, and future income payments.

  - Next, we perform the same calculation to determine a new annuity purchase rate based on the specified interest rate updated to the current valuation date for all future income payments.

  - Then, we divide the annuity purchase rate we calculated in the first step by the annuity purchase rate we calculated in the second step. The resulting number is the interest factor for the current valuation date.

THE EFFECT OF THE ADJUSTMENT FACTOR

Whether your income payment will increase or decrease depends on how the investment factor and the interest factor work together. If each of them is more than one, your income payment will increase. If each of them is less than one, your income payment will decrease. If one of them has an increasing effect and the other has a decreasing effect, whether your income payment will increase or decrease will depend on which factor has the bigger impact.

To determine how the investment factor and the interest factor work together to change your income payment, we multiply them to produce the adjustment factor. When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease. If you chose more than one investment division, your new variable income payment is the sum of the amounts determined for each investment division.

TO SUMMARIZE:
If the adjustment factor is:                  Your income payment will:
More than 1                                   Increase
Equal to 1                                    Stay the same
Less than 1                                   Decrease



EXAMPLES OF INCOME PAYMENT CALCULATIONS

Below are some examples of the income payment calculation for an investment division reflecting the combined effect of the interest factor and investment factor.

INTEREST FACTOR             INVESTMENT FACTOR               ADJUSTMENT FACTOR               PRIOR INCOME PAYMENT
1.01000(@)         x        (@)1.00225             =        (@)1.01227             x        $500.00              =
1.00553(@)         x        (!)0.99857             =        (@)1.00409             x        $506.14              =
0.98800(!)         x        (@)1.01105             =        (!)0.99892             x        $508.21              =
0.99937(!)         x        (!)0.98788             =        (!)0.98726             x        $507.66              =
INTEREST
FACTOR       CURRENT INCOME PAYMENT
1.01000(@)   $506.14(@)
1.00553(@)   $508.21(@)
0.98800(!)   $507.66(!)
0.99937(!)   $501.19(!)



REALLOCATION PRIVILEGE

You can reallocate among investment divisions and to the fixed income options available under the Deferred Annuity. You may not be able to reallocate your income payments from all available fixed income options. There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying assets we have designated to generate your income payments.

For us to process a reallocation, you must tell us:

* The percentage of the income payment to be reallocated;

* The investment divisions (or fixed income option) (and the percentages allocated to each) to which you want your income payment to be reallocated; and

* The investment divisions from which you want your income payment to be reallocated.

We may require that you use our original forms to make transfers/reallocations.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

When you request a reallocation, we first update the adjustment factor as of the date of the reallocation and determine what a revised income payment amount would be based on that updated adjustment factor. We then determine the revised allocation of future income payments based on the new percentages you selected. Thus, if your most recent income payment attributable to an investment division was $100, the revised income payment as of the date of reallocation is $95, and you asked us to move 30% from that investment division, we would reallocate $28.50 (30% of $95). This would leave an income payment of $66.50 in that investment division as of the reallocation date. When we calculate the next income payment, we would determine the new income payment amount based on net investment performance and specified interest rate change from the reallocation date to the next valuation date.

Income payments under one version of the fixed income option may differ from income payments as described in this Prospectus. It is not clear whether the effect of such a transfer to this fixed option will satisfy minimum distribution requirements. Please see the Tax Section of this Prospectus.

Please see the "Transfer Privilege" section regarding our market timing policies and procedures.

CHARGES

You continue to pay the Separate Account charge and the applicable investment-related charge during the pay-out phase of the Deferred Annuity. Charges are not deducted directly from your income payment. The charges are applied when we calculate the investment factor. The charges during the pay-in phase and pay-out phase may be different. The annual Separate Account charge for Version II can never be greater than 1.25% of the average value of the amounts in the investment divisions.

WITHDRAWAL PROCESSING FEE

During the pay-out phase of the Deferred Annuity, a withdrawal processing fee of $95 will be deducted from each withdrawal.

GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check, certified check or wire made payable to "MetLife," by regular mail to MetLife Asset Builder, P.O. Box 7777 Dept. 5095, Philadelphia, PA 19175-5095 or by overnight mail to MetLife Asset Builder, Dept W5095, 701 Market Street 199-3490, Philadelphia, PA 19106-1532. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be delay in applying the purchase payment or transaction to your contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated or that is not a valuation date, or

* After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated or on the next valuation date.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities, your employer, or the group in which you are a participant or member must identify you to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited, to Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a contract owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits until instructions are received by the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate transactions by telephone between 8 a.m. and 6 p.m. Eastern Time each business day. In the future, you may be able to initiate transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:

* Account Balance

* Unit Values

* Current rates for the Fixed Interest Account/Fixed Income Option

* Transfers/Reallocations

* Changes to investment strategies

* Changes in the allocation of future purchase payments

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation Unit Value, Annuity Unit Value or net investment performance is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, errors, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies), we will cancel the request and pay your beneficiary the death benefit instead. If the beneficiary is your spouse and if the Contract permits, your spouse may be substituted as the purchaser of the Deferred Annuity and continue the Contract. Your beneficiary may continue to hold a Traditional IRA Deferred Annuity in your name for his/her benefit. If you are receiving income payments, we will cancel any outstanding request and continue making payments to your beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint annuitant.

MISSTATEMENT

We may require proof of age of the owner, beneficiary or annuitant before making any payments under the Income Annuity that are measured by the owner's, beneficiary's or annuitant's life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states, we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We determine the Accumulation Unit Value/Annuity Unit Value and investment factor for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value or Annuity Unit Value or investment factor as applicable. Subject to our procedure, we will make withdrawals and transfers at a later date, if you request. If your withdrawal request is to elect a variable income pay-out option under your Deferred Annuity, we base the number of annuity units or the amount you receive on the next available Annuity Unit Value or investment factor.

We reserve the right to suspend or postpone payment for a withdrawal or transfer (reallocation) when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

PAY-IN PHASE AND VERSION I OF THE PAY-OUT PHASE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical information. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION UNIT VALUE/ANNUITY UNIT VALUE ("NON-STANDARD PERFORMANCE") is calculated by determining the percentage change in the value of an accumulation or annuity unit for a certain period. These numbers may also be annualized. Change in Accumulation Unit Value/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the highest possible Separate Account charge.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all investment-related and Separate Account charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuities. These figures also assume a steady annual rate of return.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the highest possible Separate Account charge. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation (of Non-Standard Performance), we may assume the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit and annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the investment-related charge.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Past performance is no guarantee of future results.

VERSION II OF THE PAY-OUT PHASE

We periodically advertise the performance of the investment divisions prior to any calculation that incorporates the interest factor or annuity purchase rates (i.e., net investment return, less the Separate Account charge). You may get performance information from a variety of sources including your quarterly statements, the Internet, annual reports and semiannual reports.

We may state this performance in terms of "yield," "change in value" or "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN VALUE is calculated by determining return for a certain period. These numbers may also be annualized.

Both yield and change in value reflect investment-related and the highest possible Separate Account charges.

AVERAGE ANNUAL TOTAL RETURN calculations reflect all investment-related and Separate Account charges. These figures also assume a steady annual rate of return.

Average annual total return calculations reflect the highest possible Separate Account charge.

We may also show change in value and annualized change in value with the applicable, lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge when the performance is accompanied by average annual total return.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical specified interest rates and the applicable annuity purchase rates, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the investment and interest factors and deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the investment and interest factors and the investment-related charge. We may assume that the Deferred Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Deferred Annuity and historical rates for the specified interest rate.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical specified interest rates and the applicable annuity purchase rates, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge, and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the investment and interest factors and the investment-related charge.

Any illustration should not be relied upon as a guarantee of future results.

CHANGES TO YOUR DEFERRED ANNUITY

We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

* To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity concerning the Metropolitan Fund, the Met Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners and/or participants/annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, the Met Investors Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

* The shares for which voting instructions are received, and

* The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

Deferred Annuities are sold through our licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The commissions we pay may range up to 3% of purchase payments or up to 0.50% of assets annually.

We or our affiliates make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we or our affiliates may pay an amount up to 3% of the total Account Balances of the Deferred Annuities. These asset based commissions compensate the sales representative for servicing the Deferred Annuities.

Our sales representatives and their managers, and the sales representatives and managers of our affiliates, may be eligible for cash compensation such as bonuses, equity awards such as stock options, training allowances, supplemental salary, payments based on a percentage of the Contract's Account Balance, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. The receipt of this cash compensation provides sales representatives and their managers with an incentive to favor the sale of proprietary products.

Sales representatives and their managers may also be eligible for various non-cash compensation programs such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated selling firms such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the broker-dealer firm provides in connection with the distribution of the Contracts. These services may include providing MLIDC with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer firm's sales personnel, the sponsoring of conferences and seminars by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Income annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Bond Portfolio and the American Funds Global Small Capitalization Portfolio for the services we or our affiliates provide in marketing the Portfolios' shares in connection with the Deferred Annuity.

ADDITIONAL COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements with a variety of agents, brokers, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale of MetLife products (each an "Intermediary"). If you purchase a MetLife product through an Intermediary, MetLife may pay the Intermediary base commission and other forms of compensation for the sale, renewal and/or administration of MetLife products, or remit compensation to the Intermediary on your behalf. Compensation may include payments, commissions, fees, awards, overrides, bonuses, supplemental compensation, loans, gifts, prizes, stock options or any other form of valuable consideration. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements). More information about the eligibility criteria, limitations, payment calculations and other terms and conditions of MetLife's intermediary compensation plans can be found on MetLife's Web site at www.whymetlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlife.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET. The prospect of receiving, or the receipt of, additional compensation as described above may provide Intermediaries with an incentive to favor sales of MetLife products.

FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.





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

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 120 days after we issue your Deferred Annuity. We may also cancel your Deferred Annuity if we do not receive any purchase payments for over 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law.

If we do cancel your Deferred Annuity, we will return the full Account Balance. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity.

INCOME TAXES


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to policy owners since the Company is the owner of the assets from which the tax benefits are derived.

GENERAL

Deferred annuities are a means of setting aside money for future needs -- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer you additional insurance benefits such as availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:


                                                            Type of Contract
                                                         ----------------------
                                                            Non-    Trad.  Roth  SIMPLE
                                                         Qualified   IRA    IRA   IRA*   SEP
                                                         ---------  -----  ----  ------  ---
In a series of substantially equal payments made
annually (or more frequently) for life or life
expectancy (SEPP)                                            X        x      x      x     x
After you die                                                X        x      x      x     x
After you become totally disabled (as defined in the
Code)                                                        X        x      x      x     x
To pay deductible medical expenses                                    x      x      x     x
To pay medical insurance premiums if you are unemployed               x      x      x     x
For qualified higher education expenses, or                           x      x      x     x
For qualified first time home purchases up to $10,000                 x      x      x     x
After December 31, 1999 for IRS levies                                x      x      x     x
Certain immediate income annuities providing a series
of substantially equal periodic payments made annually
(or more frequently) over the specified payment period       X
(*) For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

NON-QUALIFIED ANNUITIES

* Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

* Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

Your Non-Qualified contract may be exchanged for another Non-Qualified annuity under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

* The IRS recently issued guidance under which direct transfers of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchanges") on or after June 30, 2008, will be treated as a taxable withdrawal rather than a non-taxable exchange. Such circumstances generally include situations where amounts are withdrawn income payments made from either contract involved in the partial exchange within a period of twelve months following transfers. Certain exceptions may apply. Consult your own independent tax advisor prior to a partial exchange.

* Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

* Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

* Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

* When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest expenses. Certain income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non- natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining withdrawals are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

The IRS has not approved the use of an exclusion ratio or excludable amount when only part of an account balance is used to convert to income payments.

We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.

* Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES
[TRADITIONAL IRA, ROTH IRA,]

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The IRS has approved the form of the Traditional and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302).

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA, Roth IRA, SIMPLE IRA or SEP.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

* Individuals age 50 or older can make an additional "catch-up" purchase payment of (assuming the individual has sufficient compensation).

* If you are an active participant in a retirement plan of an employer, your contributions may be limited.

* Purchase payments in excess of these amounts may be subject to a penalty tax.

* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

* These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS

Generally, for IRAs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch- up" purchase payment each year (assuming the individual has sufficient compensation).

You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. Also, if you are an active participant in a retirement plan of an employer, your contributions may be limited. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.

Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax advisor.

Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

Beginning in 2008, Roth IRAs may also accept a rollover from other types of eligible retirement plans (e.g., 403(b), 401(a) and 457(b) plans of a state or local governmental employer) if Code requirements are met. The taxable portion of the proceeds are subject to income tax in the year of the rollover.

If you exceed the purchase payment limits you may be subject to a tax penalty.

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

* The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND

* The withdrawal is made: on or after the date you reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax adviser to determine if an exception applies.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable amounts converted from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.

The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):

* The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

CONVERSION

You may convert/rollover an existing Traditional IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

This income limitation will not apply for taxable years beginning in 2010.

If you are married but file separately, you may not convert a Traditional IRA into a ROTH IRA.

Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

Caution: The IRS issued guidance in 2005 requiring that the taxable amount converted be based on the fair market value of the entire IRA annuity contract being converted or redesignated into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the account balance; as well as adding back certain loads and charges incurred during the prior 12 month period. Your Contract may include such benefits, and applicable charges. Accordingly, taxpayers considering redesignating a Traditional IRA annuity into a Roth IRA annuity should consult their own tax advisor prior to converting. The taxable amount may exceed the account value at date of conversion.

Unless you elect otherwise, amounts converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

REQUIRED DISTRIBUTIONS

Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Note that where payments under a Roth Income Annuity have begun prior to your death, the remaining interest in the Contract must be paid to your designated beneficiary by the end of the fifth year following your death or over a period no longer than the beneficiary's remaining life expectancy at the time you die.

DEATH BENEFITS

Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                               PAGE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................     2

PRINCIPAL UNDERWRITER........................................................     2

DISTRIBUTION AND PRINCIPAL UNDERWRITER AGREEMENT.............................     2

EXPERIENCE FACTOR............................................................     2

VARIABLE INCOME PAYMENTS.....................................................     2

CALCULATING THE ANNUITY UNIT VALUE...........................................     4

CALCULATING YOUR INCOME PAYMENTS.............................................     5

ADVERTISEMENT OF THE SEPARATE ACCOUNT........................................     7

VOTING RIGHTS................................................................     9

ERISA........................................................................    10

INVESTOR CONTROL.............................................................    10

ACCUMULATION UNIT VALUE TABLE................................................    10

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.................................     i

FINANCIAL STATEMENTS OF METLIFE..............................................   F-1

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Deferred Annuity.

                                                                                        Non-Qualified Deferred
                                                          IRA Deferred Annuities(1)            Annuities
                                                          -------------------------     ----------------------
California...........................................                0.5%(2)                     2.35%
Maine................................................                 --                          2.0%
Nevada...............................................                 --                          3.5%
Puerto Rico..........................................                1.0%                         1.0%
South Dakota.........................................                 --                         1.25%
West Virginia........................................                1.0%                         1.0%
Wyoming..............................................                 --                          1.0%




---------

1 PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF sec.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED ANNUITIES."

2 WITH RESPECT TO ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(A) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

APPENDIX B

These tables show fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table shows the Deferred Annuity that has the maximum guaranteed Separate Account charge (0.95%), and the second table shows the Deferred Annuity that has the lowest Separate Account charge (0.45%). A table with accumulation unit values for Deferred Annuities with Separate Account charges other than the minimum and the maximum appears in the SAI, which is available upon request without charge by calling 1-866-438-6477.

                               MAXIMUM GUARANTEED
                             SEPARATE ACCOUNT CHARGE
                                      0.95%


---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
FUND NAME                                       YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------
American Funds Bond Division(g)............     2006          $15.44            $16.26                 0.00
                                                2007           16.26             16.64                 0.00

American Funds Global Small Capitalization
  Division(d)..............................     2004           10.01             11.34                 0.00
                                                2005           11.34             14.08             1,872.78
                                                2006           14.08             17.30             1,811.54
                                                2007           17.30             20.81             4,041.69

American Funds Growth Division(d)..........     2004           10.08             10.98             1,194.16
                                                2005           10.98             12.64             7,404.16
                                                2006           12.64             13.80               657.60
                                                2007           13.80             15.36               658.13

American Funds Growth-Income Division(d)...     2004           10.06             10.87               387.27
                                                2005           10.87             11.40             3,650.55
                                                2006           11.40             13.01             3,670.16
                                                2007           13.01             13.54             4,209.15

BlackRock Aggressive Growth Division(a)....     2001           11.68             11.49                 0.00
                                                2002           11.49              8.11             3,126.39
                                                2003            8.11             11.31             3,185.06
                                                2004           11.31             12.65             4,005.37
                                                2005           12.65             13.88             5,215.52
                                                2006           13.88             14.67             4,017.22
                                                2007           14.67             17.52             3,450.88

BlackRock Bond Income Division(a)(b).......     2001            9.73              9.75                 0.00
                                                2002            9.75             10.46            14,813.35
                                                2003           10.46             10.97            20,714.36
                                                2004           10.97             11.34            21,979.96
                                                2005           11.34             11.51            22,451.71

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
FUND NAME                                       YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------
                                                2006          $11.51            $11.90            16,029.15
                                                2007           11.90             12.53            26,933.95

BlackRock Diversified Division(a)..........     2001           10.87             10.77                 0.00
                                                2002           10.77              9.18             1,357.77
                                                2003            9.18             10.97             3,887.20
                                                2004           10.97             11.79             4,384.49
                                                2005           11.79             12.04             5,165.83
                                                2006           12.04             13.18             5,877.30
                                                2007           13.18             13.83             8,090.29

BlackRock Large Cap Core Division*(i)......     2007           14.38             14.57            15,288.72

Black Rock Large Cap Division (formerly
  BlackRock Investment Trust Division).....     2001           11.63             11.46                 0.00
                                                2002           11.46              8.39             3,862.58
                                                2003            8.39             10.83             4,710.45
                                                2004           10.83             11.89             5,801.16
                                                2005           11.89             12.20             7,520.81
                                                2006           12.20             13.79             8,356.42
                                                2007           13.79             14.50                 0.00

BlackRock Large Cap Value Division(d)......     2004           10.10             11.18                 0.00
                                                2005           11.18             11.74                 0.00
                                                2006           11.74             13.88                 0.00
                                                2007           13.88             14.21             3,168.63

BlackRock Legacy Large Cap Growth
  Division(d)..............................     2004           10.08             11.10                 0.00
                                                2005           11.10             11.76                 0.00
                                                2006           11.76             12.14                 0.00
                                                2007           12.14             14.27                 0.00

BlackRock Strategic Value Division(a)......     2001            9.86              9.98                 0.00
                                                2002            9.98              7.78             6,973.41
                                                2003            7.78             11.57             9,114.67
                                                2004           11.57             13.22            13,755.13
                                                2005           13.22             13.64            18,994.93
                                                2006           13.64             15.77            15,235.44
                                                2007           15.77             15.09            21,878.37

Clarion Global Real Estate Division
  (formerly Neuberger Berman Real Estate
  Division)(d).............................     2004            4.07              2.12               954.52
                                                2005            2.12              2.39            18,239.29

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
FUND NAME                                       YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------
                                                2006          $ 2.39            $ 3.27            16,290.78
                                                2007            3.27              2.76            16,068.23

Cyclical Growth ETF Division(g)............     2006           10.75             11.51                 0.00
                                                2007           11.51             12.08                 0.00

Cyclical Growth and Income ETF
  Division(g)..............................     2006           10.55             11.25                 0.00
                                                2007           11.25             11.79                 0.00

Davis Venture Value Division(a)............     2001           10.70             10.66                 0.00
                                                2002           10.66              8.83            10,733.23
                                                2003            8.83             11.45            16,142.51
                                                2004           11.45             12.74            24,020.05
                                                2005           12.74             13.92            33,207.26
                                                2006           13.92             15.81            31,823.21
                                                2007           15.81             16.37            28,057.56

FI Large Cap Portfolio(g)..................     2006           18.29             18.59                 0.00
                                                2007           18.59             19.14               425.95

FI Mid Cap Opportunities Division(a).......     2001           12.18             12.02                 0.00
                                                2002           12.02              8.46               751.35
                                                2003            8.46             11.28             1,509.94
                                                2004           11.28             13.09             1,973.95
                                                2005           13.09             13.86             2,124.60
                                                2006           13.86             15.36             5,252.41
                                                2007           15.36             16.49             6,339.24

FI Value Leaders Division(d)...............     2004           10.09             11.43                29.59
                                                2005           11.43             12.53             1,851.29
                                                2006           12.53             13.89             9,682.98
                                                2007           13.89             14.34             8,029.59

Franklin Templeton Small Cap Growth
  Division(d)..............................     2004           10.05             11.19                41.78
                                                2005           11.19             11.60             1,344.47
                                                2006           11.60             12.64             1,428.78
                                                2007           12.64             13.09             1,505.58

Harris Oakmark Focused Value Division(d)...     2004           10.07             10.98             1,588.27
                                                2005           10.98             11.97             3,775.26
                                                2006           11.97             13.33             2,658.09
                                                2007           13.33             12.30             1,097.90

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
FUND NAME                                       YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

Harris Oakmark International Division(d)...     2004          $10.03            $11.69               214.07
                                                2005           11.69             13.26             2,535.16
                                                2006           13.26             16.98             4,510.96
                                                2007           16.98             16.67            10,772.64

Jennison Growth Division(e)................     2005           10.14             12.24            10,835.01
                                                2006           12.24             12.46               530.69
                                                2007           12.46             13.79               531.12

Jennison Growth Division (formerly
  Met/Putnam Voyager Division)(a)(e).......     2001           12.50             12.01                 0.00
                                                2002           12.01              8.46                 0.00
                                                2003            8.46             10.55            10,308.11
                                                2004           10.55             10.97            10,652.84
                                                2005           10.97             10.02            10,650.27

Julius Baer International Stock Division
  (formerly FI International Stock
  Division)(a).............................     2001           10.81             10.58                 0.00
                                                2002           10.58              8.63                80.07
                                                2003            8.63             10.95               131.80
                                                2004           10.95             12.82               298.65
                                                2005           12.82             14.99             4,976.94
                                                2006           14.99             17.29             3,139.11
                                                2007           17.29             18.90             4,109.77

Lazard Mid Cap Division(d).................     2004           10.10             10.95                 0.00
                                                2005           10.95             11.76               840.59
                                                2006           11.76             13.38                 0.00
                                                2007           13.38             12.92                 0.00

Legg Mason Partners Aggressive Growth
  Division (formerly Janus Aggressive
  Growth Division)(d)......................     2004           10.07             11.00                30.75
                                                2005           11.00             12.40             2,724.51
                                                2006           12.40             12.09               368.96
                                                2007           12.09             12.29             2,151.18

Legg Mason Value Equity Division(h)........     2006           12.42             13.38                 0.00
                                                2007           13.38             12.49                 0.00

Legg Mason Value Equity Division (formerly
  MFS(R) Investors Trust Division)(d)(h)...     2004           10.07             11.20                 0.00
                                                2005           11.20             11.91                 0.00
                                                2006           11.91             12.49                 0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
FUND NAME                                       YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

Lehman Brothers(R) Aggregate Bond Index
  Division(a)..............................     2001          $ 9.67            $ 9.69                 0.00
                                                2002            9.69             10.59            14,449.38
                                                2003           10.59             10.87            21,595.89
                                                2004           10.87             11.21            22,394.52
                                                2005           11.21             11.33            22,602.92
                                                2006           11.33             11.69            55,986.31
                                                2007           11.69             12.38            13,014.38

Loomis Sayles Small Cap Division(a)........     2001           10.37             10.45                 0.00
                                                2002           10.45              8.12             9,892.58
                                                2003            8.12             10.98            14,701.96
                                                2004           10.98             12.65            18,949.40
                                                2005           12.65             13.41            20,446.65
                                                2006           13.41             15.50            24,109.93
                                                2007           15.50             17.18            29,960.70

Lord Abbett Bond Debenture Division(a)(c)..     2001           10.00              9.92                 0.00
                                                2002            9.92              9.95               953.16
                                                2003            9.95             11.79             3,278.58
                                                2004           11.79             12.66             3,984.82
                                                2005           12.66             12.77             4,071.91
                                                2006           12.77             13.83             3,865.21
                                                2007           13.83             14.64             8,292.00

Met/AIM Small Cap Growth Division(d).......     2004           10.09             10.85                11.91
                                                2005           10.85             11.68                28.77
                                                2006           11.68             13.18                28.11
                                                2007           13.18             14.54               599.93

MetLife Mid Cap Stock Index Division(a)....     2001            9.96             10.00                 0.00
                                                2002           10.00              8.42            12,570.71
                                                2003            8.42             11.26            14,959.12
                                                2004           11.26             12.95            18,527.37
                                                2005           12.95             14.40            23,417.85
                                                2006           14.40             15.71            17,445.76
                                                2007           15.71             16.77            29,815.59

MetLife Stock Index Division(a)............     2001           11.26             11.07                 0.00
                                                2002           11.07              8.51            61,479.83
                                                2003            8.51             10.81            71,532.41
                                                2004           10.81             11.84            77,756.84
                                                2005           11.84             12.27            85,060.12

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
FUND NAME                                       YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------
                                                2006          $12.27            $14.04            74,037.50
                                                2007           14.04             14.63           124,902.11

MFS(R) Research International Division(d)..     2004           10.01             11.55                 0.00
                                                2005           11.55             13.36               928.02
                                                2006           13.36             16.80             2,095.01
                                                2007           16.80             18.90             3,889.90

MFS(R) Total Return Division(d)............     2004           10.04             10.96             3,267.86
                                                2005           10.96             11.20             4,730.66
                                                2006           11.20             12.45             4,730.66
                                                2007           12.45             12.87             1,656.73

MFS(R) Value Division (formerly Harris
  Oakmark Large Cap Value Division) (Class
  E)(a)....................................     2001           10.02             10.16                 0.00
                                                2002           10.16              8.63             9,569.27
                                                2003            8.63             10.73            11,948.55
                                                2004           10.73             11.85            14,879.94
                                                2005           11.85             11.57            17,381.51
                                                2006           11.57             13.54            16,378.37
                                                2007           13.54             12.91            13,332.89

Morgan Stanley EAFE(R) Index Division(a)...     2001           10.68             10.44                 0.00
                                                2002           10.44              8.62             2,934.51
                                                2003            8.62             11.76             6,857.05
                                                2004           11.76             13.94             7,607.29
                                                2005           13.94             15.64             8,979.95
                                                2006           15.64             19.48            14,616.11
                                                2007           19.48             21.38            20,549.90

Neuberger Berman Mid Cap Value
  Division(a)..............................     2001            9.61              9.75                 0.00
                                                2002            9.75              8.72            12,022.34
                                                2003            8.72             11.79            14,668.14
                                                2004           11.79             14.36            34,701.57
                                                2005           14.36             15.97            60,561.90
                                                2006           15.97             17.63            61,176.77
                                                2007           17.63             18.07            68,551.75

Oppenheimer Capital Appreciation
  Division(f)..............................     2005            8.18              8.93                 0.00
                                                2006            8.93              9.54                 0.00
                                                2007            9.54             10.82            11,849.08

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
FUND NAME                                       YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

Oppenheimer Global Equity Division(a)......     2001          $10.46            $10.42                 0.00
                                                2002           10.42              8.67             2,647.29
                                                2003            8.67             11.20             3,024.68
                                                2004           11.20             12.92             3,035.31
                                                2005           12.92             14.88             4,336.48
                                                2006           14.88             17.18             2,944.44
                                                2007           17.18             18.13             5,079.21

PIMCO Inflation Protected Bond
  Portfolio(g).............................     2006           11.22             11.38                 0.00
                                                2007           11.38             12.52                 0.00

PIMCO Total Return Division................     2004            9.99             10.41             1,890.09
                                                2005           10.41             10.56             1,890.71
                                                2006           10.56             10.97             1,198.35
                                                2007           10.97             11.72             1,199.31

RCM Technology Division(d).................     2004           10.06             10.51                 0.00
                                                2005           10.51             11.59                 0.00
                                                2006           11.59             12.11                 0.00
                                                2007           12.11             15.80                 0.00

Russell 2000(R) Index Division(a)..........     2001           10.23             10.00                 0.00
                                                2002           10.00              8.15             3,201.82
                                                2003            8.15             11.80            18,390.60
                                                2004           11.80             13.77            24,172.94
                                                2005           13.77             14.25            25,789.23
                                                2006           14.25             16.65            16,635.49
                                                2007           16.65             16.25            30,821.45

T. Rowe Price Large Cap Growth
  Division(a)..............................     2001           11.47             10.35                 0.00
                                                2002           10.35              8.64                 6.01
                                                2003            8.64             11.19             2,013.69
                                                2004           11.19             12.19             9,563.27
                                                2005           12.19             12.87             7,932.64
                                                2006           12.87             14.44             8,121.31
                                                2007           14.44             15.64            12,427.91

T. Rowe Price Mid Cap Growth Division(d)...     2004           10.10             11.50                88.43
                                                2005           11.50             13.09             4,262.12
                                                2006           13.09             13.82             3,592.71
                                                2007           13.82             16.13             4,799.15

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
FUND NAME                                       YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth
  Division(a)..............................     2001          $11.31            $11.37                 0.00
                                                2002           11.37              8.26            12,331.64
                                                2003            8.26             11.52            16,844.87
                                                2004           11.52             12.68            18,531.26
                                                2005           12.68             13.94            20,104.23
                                                2006           13.94             14.35             7,201.56
                                                2007           14.35             15.62             6,490.65

Western Asset Management Strategic Bond
  Opportunities Division(d)................     2004            9.97             10.62               375.52
                                                2005           10.62             10.82               375.50
                                                2006           10.82             11.26               375.50
                                                2007           11.26             11.61               375.81

Western Asset Management U.S. Government
  Division(d)..............................     2004            9.99             10.27               410.03
                                                2005           10.27             10.35               724.03
                                                2006           10.35             10.68               724.03
                                                2007           10.68             11.04               724.61

MetLife Aggressive Allocation Division(f)..     2005            9.99             11.20                 0.00
                                                2006           11.20             12.87                 0.00
                                                2007           12.87             13.20             4,794.91

MetLife Conservative Allocation
  Division(f)..............................     2005            9.99             10.34                 0.00
                                                2006           10.34             10.99                 0.00
                                                2007           10.99             11.51                 0.00

MetLife Conservative to Moderate Allocation
  Division(f)..............................     2005            9.99             10.57                 0.00
                                                2006           10.57             11.49                 0.00
                                                2007           11.49             11.96               179.35

MetLife Moderate Allocation Division(f)....     2005            9.99             10.79                 0.00
                                                2006           10.79             11.99             4,913.33
                                                2007           11.99             12.42            14,006.43

MetLife Moderate to Aggressive Allocation
  Division(f)..............................     2005            9.99             11.02               102.64
                                                2006           11.02             12.50            34,784.12
                                                2007           12.50             12.90            62,779.57

                               MINIMUM GUARANTEED
                             SEPARATE ACCOUNT CHARGE
                                      0.45%


---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
FUND NAME                                       YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

American Funds Bond Division(g)............     2006          $16.15            $17.06              0.00
                                                2007           17.06             17.54              0.00

American Funds Global Small Capitalization
  Division(d)..............................     2004           10.01             11.38              0.00
                                                2005           11.38             14.20              0.00
                                                2006           14.20             17.53              0.00
                                                2007           17.53             21.20              0.00

American Funds Growth Division(d)..........     2004           10.08             11.02              0.00
                                                2005           11.02             12.75              0.00
                                                2006           12.75             13.99              0.00
                                                2007           13.99             15.64              0.00

American Funds Growth-Income Division(d)...     2004           10.06             10.91              0.00
                                                2005           10.91             11.50              0.00
                                                2006           11.50             13.19              0.00
                                                2007           13.19             13.79              0.00

BlackRock Aggressive Growth Division(a)....     2001           11.04             10.86              0.00
                                                2002           10.86              7.70              0.00
                                                2003            7.70             10.80              0.00
                                                2004           10.80             12.15              0.00
                                                2005           12.15             13.39              0.00
                                                2006           13.39             14.22              0.00
                                                2007           14.22             17.07              0.00

BlackRock Bond Income Division(a)(b).......     2001            9.83              9.85              0.00
                                                2002            9.85             10.61              0.00
                                                2003           10.61             11.18              0.00
                                                2004           11.18             11.62              0.00
                                                2005           11.62             11.85              0.00
                                                2006           11.85             12.32              0.00
                                                2007           12.32             13.04              0.00

BlackRock Diversified Division(a)..........     2001           10.36             10.27              0.00
                                                2002           10.27              8.80              0.00
                                                2003            8.80             10.57              0.00
                                                2004           10.57             11.42              0.00
                                                2005           11.42             11.71              0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
FUND NAME                                       YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------
                                                2006          $11.71            $12.89              0.00
                                                2007           12.89             13.59              0.00

BlackRock Large Cap Core Division*(i)......     2007           13.53             13.76              0.00

Black Rock Large Cap Division (formerly
  BlackRock Investment Trust Division).....     2001           10.66             10.51              0.00
                                                2002           10.51              7.73              0.00
                                                2003            7.73             10.02              0.00
                                                2004           10.02             11.06              0.00
                                                2005           11.06             11.41              0.00
                                                2006           11.41             12.96              0.00
                                                2007           12.96             13.64              0.00

BlackRock Large Cap Value Division(d)......     2004           10.10             11.22              0.00
                                                2005           11.22             11.84              0.00
                                                2006           11.84             14.06              0.00
                                                2007           14.06             14.47              0.00

BlackRock Legacy Large Cap Growth
  Division(d)..............................     2004           10.08             11.14              0.00
                                                2005           11.14             11.86              0.00
                                                2006           11.86             12.30              0.00
                                                2007           12.30             14.53              0.00

BlackRock Strategic Value Division(a)......     2001            9.56              9.68              0.00
                                                2002            9.68              7.58              0.00
                                                2003            7.58             11.33              0.00
                                                2004           11.33             13.01              0.00
                                                2005           13.01             13.49              0.00
                                                2006           13.49             15.67              0.00
                                                2007           15.67             15.06              0.00

Clarion Global Real Estate Division
  (formerly Neuberger Berman Real Estate
  Division)(d).............................     2004            4.07              2.13              0.00
                                                2005            2.13              2.41              0.00
                                                2006            2.41              3.31              0.00
                                                2007            3.31              2.81              0.00

Cyclical Growth ETF Division(g)............     2006           10.78             11.58              0.00
                                                2007           11.58             12.22              0.00

Cyclical Growth and Income ETF
  Division(g)..............................     2006           10.58             11.32              0.00
                                                2007           11.32             11.92              0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
FUND NAME                                       YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

Davis Venture Value Division(a)............     2001          $10.34            $10.31              0.00
                                                2002           10.31              8.58              0.00
                                                2003            8.58             11.17              0.00
                                                2004           11.17             12.50              0.00
                                                2005           12.50             13.73              0.00
                                                2006           13.73             15.66              0.00
                                                2007           15.66             16.30              0.00

FI Large Cap Portfolio(g)..................     2006           19.19             19.56              0.00
                                                2007           19.56             20.24              0.00

FI Mid Cap Opportunities Division(a).......     2001           11.50             11.35              0.00
                                                2002           11.35              8.03              0.00
                                                2003            8.03             10.76              0.00
                                                2004           10.76             12.55              0.00
                                                2005           12.55             13.36              0.00
                                                2006           13.36             14.88              0.00
                                                2007           14.88             16.05              0.00

FI Value Leaders Division(d)...............     2004           10.09             11.46              0.00
                                                2005           11.46             12.63              0.00
                                                2006           12.63             14.08              0.00
                                                2007           14.08             14.60              0.00

Franklin Templeton Small Cap Growth
  Division(d)..............................     2004           10.05             11.22              0.00
                                                2005           11.22             11.69              0.00
                                                2006           11.69             12.81              0.00
                                                2007           12.81             13.33              0.00

Harris Oakmark Focused Value Division(d)...     2004           10.07             11.02              0.00
                                                2005           11.02             12.07              0.00
                                                2006           12.07             13.51              0.00
                                                2007           13.51             12.53              0.00

Harris Oakmark International Division(d)...     2004           10.03             11.73              0.00
                                                2005           11.73             13.37              0.00
                                                2006           13.37             17.20              0.00
                                                2007           17.20             16.98              0.00

Jennison Growth Division(e)................     2005            9.15             11.08              0.00
                                                2006           11.08             11.33              0.00
                                                2007           11.33             12.60              0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
FUND NAME                                       YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

Jennison Growth Division (formerly
  Met/Putnam Voyager Division)(a)(e).......     2001          $11.09            $10.67              0.00
                                                2002           10.67              7.54              0.00
                                                2003            7.54              9.45              0.00
                                                2004            9.45              9.88              0.00
                                                2005            9.88              9.04              0.00

Julius Baer International Stock Division
  (formerly FI International Stock
  Division)(a).............................     2001           10.56             10.34              0.00
                                                2002           10.34              8.48              0.00
                                                2003            8.48             10.81              0.00
                                                2004           10.81             12.73              0.00
                                                2005           12.73             14.95              0.00
                                                2006           14.95             17.34              0.00
                                                2007           17.34             19.04              0.00

Lazard Mid Cap Division(d).................     2004           10.10             10.98              0.00
                                                2005           10.98             11.85              0.00
                                                2006           11.85             13.56              0.00
                                                2007           13.56             13.16              0.00

Legg Mason Partners Aggressive Growth
  Division (formerly Janus Aggressive
  Growth Division)(d)......................     2004           10.07             11.03              0.00
                                                2005           11.03             12.50              0.00
                                                2006           12.50             12.25              0.00
                                                2007           12.25             12.51              0.00

Legg Mason Value Equity Division(h)........     2006           12.55             13.55              0.00
                                                2007           13.55             12.72              0.00

Legg Mason Value Equity Division (formerly
  MFS(R) Investors Trust Division)(d)(h)...     2004           10.07             11.24              0.00
                                                2005           11.24             12.01              0.00
                                                2006           12.01             12.61              0.00

Lehman Brothers(R) Aggregate Bond Index
  Division(a)..............................     2001            9.86              9.90              0.00
                                                2002            9.90             10.85              0.00
                                                2003           10.85             11.20              0.00
                                                2004           11.20             11.60              0.00
                                                2005           11.60             11.79              0.00
                                                2006           11.79             12.22              0.00
                                                2007           12.22             13.00              0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
FUND NAME                                       YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

Loomis Sayles Small Cap Division(a)........     2001          $10.14            $10.22              0.00
                                                2002           10.22              7.97              0.00
                                                2003            7.97             10.83              0.00
                                                2004           10.83             12.55              0.00
                                                2005           12.55             13.36              0.00
                                                2006           13.36             15.52              0.00
                                                2007           15.52             17.29              0.00

Lord Abbett Bond Debenture Division(a)(c)..     2001            9.75              9.69              0.00
                                                2002            9.69              9.76              0.00
                                                2003            9.76             11.62              0.00
                                                2004           11.62             12.54              0.00
                                                2005           12.54             12.71              0.00
                                                2006           12.71             13.84              0.00
                                                2007           13.84             14.72              0.00

Met/AIM Small Cap Growth Division(d).......     2004           10.09             10.89              0.00
                                                2005           10.89             11.77              0.00
                                                2006           11.77             13.35              0.00
                                                2007           13.35             14.81              0.00

MetLife Mid Cap Stock Index Division(a)....     2001            9.81              9.85              0.00
                                                2002            9.85              8.34              0.00
                                                2003            8.34             11.21              0.00
                                                2004           11.21             12.96              0.00
                                                2005           12.96             14.48              0.00
                                                2006           14.48             15.87              0.00
                                                2007           15.87             17.03              0.00

MetLife Stock Index Division(a)............     2001           10.30             10.14              0.00
                                                2002           10.14              7.83              0.00
                                                2003            7.83             10.00              0.00
                                                2004           10.00             11.00              0.00
                                                2005           11.00             11.46              0.00
                                                2006           11.46             13.17              0.00
                                                2007           13.17             13.80              0.00

MFS(R) Research International Division(d)..     2004           10.01             11.59              0.00
                                                2005           11.59             13.47              0.00
                                                2006           13.47             17.02              0.00
                                                2007           17.02             19.25              0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
FUND NAME                                       YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

MFS(R) Total Return Division(d)............     2004          $10.04            $11.00              0.00
                                                2005           11.00             11.29              0.00
                                                2006           11.29             12.62              0.00
                                                2007           12.62             13.11              0.00

MFS(R) Value Division (formerly Harris
  Oakmark Large Cap Value Division) (Class
  E)(a)....................................     2001            9.64              9.77              0.00
                                                2002            9.77              8.36              0.00
                                                2003            8.36             10.44              0.00
                                                2004           10.44             11.58              0.00
                                                2005           11.58             11.37              0.00
                                                2006           11.37             13.37              0.00
                                                2007           13.37             12.81              0.00

Morgan Stanley EAFE(R) Index Division(a)...     2001           10.61             10.37              0.00
                                                2002           10.37              8.62              0.00
                                                2003            8.62             11.81              0.00
                                                2004           11.81             14.06              0.00
                                                2005           14.06             15.86              0.00
                                                2006           15.86             19.85              0.00
                                                2007           19.85             21.89              0.00

Neuberger Berman Mid Cap Value
  Division(a)..............................     2001            9.61              9.75              0.00
                                                2002            9.75              8.77              0.00
                                                2003            8.77             11.92              0.00
                                                2004           11.92             14.58              0.00
                                                2005           14.58             16.30              0.00
                                                2006           16.30             18.09              0.00
                                                2007           18.09             18.63              0.00

Oppenheimer Capital Appreciation
  Division(f)..............................     2005            8.36              9.15              0.00
                                                2006            9.15              9.82              0.00
                                                2007            9.82             11.19              0.00

Oppenheimer Global Equity Division(a)......     2001           10.22             10.19              0.00
                                                2002           10.19              8.52              0.00
                                                2003            8.52             11.07              0.00
                                                2004           11.07             12.82              0.00
                                                2005           12.82             14.84              0.00
                                                2006           14.84             17.22              0.00
                                                2007           17.22             18.26              0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
FUND NAME                                       YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

PIMCO Inflation Protected Bond
  Portfolio(g).............................     2006          $11.39            $11.59              0.00
                                                2007           11.59             12.82              0.00

PIMCO Total Return Division................     2004            9.99             10.44              0.00
                                                2005           10.44             10.65              0.00
                                                2006           10.65             11.11              0.00
                                                2007           11.11             11.93              0.00

RCM Technology Division(d).................     2004           10.06             10.54              0.00
                                                2005           10.54             11.69              0.00
                                                2006           11.69             12.27              0.00
                                                2007           12.27             16.09              0.00

Russell 2000(R) Index Division(a)..........     2001           10.05             10.17              0.00
                                                2002           10.17              8.06              0.00
                                                2003            8.06             11.72              0.00
                                                2004           11.72             13.74              0.00
                                                2005           13.74             14.30              0.00
                                                2006           14.30             16.79              0.00
                                                2007           16.79             16.46              0.00

T. Rowe Price Large Cap Growth
  Division(a)..............................     2001           10.48             10.39              0.00
                                                2002           10.39              7.94              0.00
                                                2003            7.94             10.34              0.00
                                                2004           10.34             11.31              0.00
                                                2005           11.31             12.00              0.00
                                                2006           12.00             13.53              0.00
                                                2007           13.53             14.73              0.00

T. Rowe Price Mid Cap Growth Division(d)...     2004           10.10             11.54              0.00
                                                2005           11.54             13.20              0.00
                                                2006           13.20             14.00              0.00
                                                2007           14.00             16.43              0.00

T. Rowe Price Small Cap Growth
  Division(a)..............................     2001           10.62             10.68              0.00
                                                2002           10.68              7.80              0.00
                                                2003            7.80             10.94              0.00
                                                2004           10.94             12.10              0.00
                                                2005           12.10             13.37              0.00
                                                2006           13.37             13.83              0.00
                                                2007           13.83             15.12              0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
FUND NAME                                       YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

Western Asset Management Strategic Bond
  Opportunities Division(d)................     2004          $ 9.97            $10.66              0.00
                                                2005           10.66             10.91              0.00
                                                2006           10.91             11.41              0.00
                                                2007           11.41             11.82              0.00

Western Asset Management U.S. Government
  Division(d)..............................     2004            9.99             10.31              0.00
                                                2005           10.31             10.44              0.00
                                                2006           10.44             10.82              0.00
                                                2007           10.82             11.24              0.00

MetLife Aggressive Allocation Division(f)..     2005            9.99             11.23              0.00
                                                2006           11.23             12.98              0.00
                                                2007           12.98             13.37              0.00

MetLife Conservative Allocation
  Division(f)..............................     2005            9.99             10.38              0.00
                                                2006           10.38             11.08              0.00
                                                2007           11.08             11.66              0.00

MetLife Conservative to Moderate Allocation
  Division(f)..............................     2005            9.99             10.61              0.00
                                                2006           10.61             11.59              0.00
                                                2007           11.59             12.12              0.00

MetLife Moderate Allocation Division(f)....     2005            9.99             10.83              0.00
                                                2006           10.83             12.09              0.00
                                                2007           12.09             12.59              0.00

MetLife Moderate to Aggressive Allocation
  Division(f)..............................     2005            9.99             11.06              0.00
                                                2006           11.06             12.61              0.00
                                                2007           12.61             13.07              0.00



---------

A     INCEPTION DATE: DECEMBER 6, 2001.

B THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.

C THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.

D INCEPTION DATE: MAY 1, 2004. THE BEGINNING ACCUMULATION UNIT VALUE SHOWN IS AS OF THE FIRST BUSINESS DAY, MAY 3, 2004.

E THE ASSETS OF THE MET/PUTNAM VOYAGER DIVISION WERE MERGED INTO THE JENNISON GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER DIVISION IS NO LONGER AVAILABLE UNDER THE DEFERRED ANNUITY.

F     INCEPTION DATE: MAY 1, 2005.

G     INCEPTION DATE: MAY 1, 2006.

H THE ASSETS OF MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS TRUST DIVISION.

I THE ASSETS OF BLACKROCK LARGE CAP DIVISION (FORMERLY BLACKROCK INVESTMENT TRUST DIVISION) OF THE METROPOLITAN FUND WERE MERGED INTO THE BLACKROCK LARGE CAP CORE DIVISION OF THE MET INVESTORS FUND ON APRIL 30, 2007. ACCUMULATION UNIT VALUES PRIOR TO APRIL 30, 2007 ARE THOSE OF THE BLACKROCK LARGE CAP DIVISION.

* WE ARE WAIVING A PORTION OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE CAP CORE PORTFOLIO. PLEASE SEE THE TABLE OF EXPENSES FOR MORE INFORMATION.

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES


SERIES FUND/TRUST                        LEGAL NAME OF PORTFOLIO/SERIES                 MARKETING NAME
----------------------------------     ----------------------------------     ----------------------------------
AMERICAN FUNDS INSURANCE SERIES(R)                  Bond Fund                    American Funds Bond Portfolio
AMERICAN FUNDS INSURANCE SERIES(R)      Global Small Capitalization Fund          American Funds Global Small
                                                                                   Capitalization Portfolio
AMERICAN FUNDS INSURANCE SERIES(R)             Growth-Income Fund                American Funds Growth-Income
                                                                                           Portfolio
AMERICAN FUNDS INSURANCE SERIES(R)                 Growth Fund                  American Funds Growth Portfolio
METROPOLITAN SERIES FUND, INC.               FI Large Cap Portfolio            FI Large Cap Portfolio (Fidelity)
METROPOLITAN SERIES FUND, INC.         FI Mid Cap Opportunities Portfolio     FI Mid Cap Opportunities Portfolio
                                                                                          (Fidelity)
METROPOLITAN SERIES FUND, INC.             FI Value Leaders Portfolio             FI Value Leaders Portfolio
                                                                                          (Fidelity)


APPENDIX D

ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a name change. The chart identifies the former name and new name of each of these Portfolios.

PORTFOLIO NAME CHANGES

                Former Name                                      New Name
                -----------                                      --------
MET INVESTORS FUND                              MET INVESTORS FUND
  Neuberger Berman Real Estate Portfolio          Clarion Global Real Estate Portfolio
MET INVESTORS FUND                              MET INVESTORS FUND
  FI International Stock Portfolio                Julius Baer International Stock
                                                Portfolio
METROPOLITAN FUND                               METROPOLITAN FUND
  Harris Oakmark Large Cap Value Portfolio        MFS(R) Value Portfolio


                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series(R)

[ ] I have changed my address. My current address is:


                              Name -----------------------
------------------------
    (Contract Number)

                            Address
                                                         -

------------------------           -----------------------
       (Signature)                                    zip




Metropolitan Life Insurance Company
MetLife Retirement & Savings MRVP
P.O. Box 14660
Lexington, KY 40512-4660
Attention: MetLife Asset Builder Unit